UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DFC GLOBAL CORP.
(Name of Registrant as Specified In Its Charter)

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October 13, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of DFC Global Corp. (formerly Dollar Financial Corp.), a Delaware corporation, to be held at The Boca Raton Bridge Hotel located at 999 East Camino Real, Boca Raton, Florida 33432 on Thursday, November 10, 2011, at 8:30 a.m., Eastern Standard Time.

We describe in detail the actions we expect to take at our Annual Meeting in the attached Notice of 2011 Annual Meeting of Stockholders and proxy statement. Included with this proxy statement is a copy of our Annual Report for our fiscal year ended June 30, 2011. We encourage you to read our Annual Report. It includes information on our operations and services, as well as our consolidated audited financial statements.

Please use this opportunity to take part in our corporate affairs by voting on the business to come before the Annual Meeting. Whether or not you plan to attend our Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “How Do I Vote?” in the proxy statement for more details. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting or to vote your shares owned of record by you in person for the matters acted upon at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Jeffrey A. Weiss

Chairman and Chief Executive Officer

1436 LANCASTER AVENUE, SUITE 300

BERWYN, PA 19312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:30 a.m. Eastern Standard Time on Thursday, November 10, 2011.

PLACE	The Boca Raton Bridge Hotel located at 999 East Camino Real, Boca Raton, Florida 33432.

ITEMS OF BUSINESS

(1)    The election of two Class A directors to serve through the 2014 Annual Meeting of Stockholders;

(2)    An advisory resolution relating to executive compensation;

(3)    An advisory resolution concerning the frequency of advisory votes relating to executive compensation;

(4)    Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2012; and

(5)    Any other business that may properly come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 23, 2011.

PROXY VOTING	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2011: The Notice of Annual Meeting, Proxy Statement and 2011 Annual Report to Stockholders are available at http://www.dfcglobalcorp.com/ir.

By order of the Board of Directors

Roy W. Hibberd

Senior Vice President,

General Counsel and Secretary

i

DFC GLOBAL CORP.

1436 LANCASTER AVENUE, SUITE 300

BERWYN, PA 19312

(610) 296-3400

PROXY STATEMENT

DATED OCTOBER 13, 2011

FOR THE ANNUAL MEETING OF STOCKHOLDERS

to be held on November 10, 2011

We are providing these proxy materials to you in connection with our 2011 Annual Meeting of Stockholders, which we refer to in these proxy materials as the Annual Meeting. This proxy statement and the attached Annual Report on Form 10-K for our fiscal year ended June 30, 2011, which we refer to in these proxy materials as fiscal 2011, are being made available to our stockholders beginning on or about October 13, 2011. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

Our board of directors is soliciting your vote at the 2011 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting on:

•	the election of two Class A directors to serve through the 2014 Annual Meeting of Stockholders;

•	an advisory resolution relating to executive compensation;

•	an advisory resolution concerning the frequency of advisory votes relating to executive compensation;

•	ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2012; and

•	any other business that may properly come before the meeting.

What is the board of directors’ recommendations?

Our board of directors recommends a vote:

•	for the election of each of Jeffrey A. Weiss and Ronald McLaughlin to serve as directors through the 2014 Annual Meeting of Stockholders;

•	for approval, on an advisory basis, of the compensation for our named executive officers;

•	for approval, on an advisory basis, of an advisory vote on executive compensation every three years;

•	for the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ended June 30, 2012; and

•	for or against other matters that come before the Annual Meeting, as the proxy holders deem to be advisable.

Who is entitled to vote at the Annual Meeting?

Our board of directors has set September 23, 2011 as the record date for the Annual Meeting, which we refer to in these proxy materials as the record date. All stockholders who owned our common stock at the close of business on September 23, 2011 may vote at the Annual Meeting, either in person or by proxy.

How many votes do I have?

You have one vote for each share of our common stock that you owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered to be the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name,” and this proxy statements and the accompanying materials are being forwarded to you by your broker, bank or nominee, which is considered to be the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. As of the record date, there were 43,880,719 shares of common stock outstanding and entitled to vote.

How many votes must be present to hold the Annual Meeting?

A majority of the outstanding shares of our common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as being present at the Annual Meeting if either you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf and such proxy card indicates a vote on at least one matter to be considered at the Annual Meeting. Both abstentions and “broker non-votes” (under certain circumstances described below) are counted as present for the purpose of determining the presence of a quorum.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card in the enclosed envelope but do not mark selections, your shares will be voted in accordance with the recommendations of our board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card your shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not give voting instructions to the broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, including the uncontested election of directors. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to the election of directors, no votes will be cast on your behalf.

If you do not provide voting instructions to your broker and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Proxy cards that reflect a broker non-vote with respect to at least one proposal to be considered at the Annual Meeting (so long as they do not apply to all proposals to be considered) will be considered to be represented for purposes of determining a quorum but generally will not be considered to be entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to proposals that require a plurality of the votes cast or proposals that require a majority of the votes cast. With respect to a proposal that requires a majority of the outstanding shares (of which there are presently none for this Annual Meeting), a broker non-vote has the same effect as a vote against the proposal.

What is the vote required to pass each proposal to be presented at the Annual Meeting?

Proposal			Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1	—	Election of Directors	Plurality of Votes Cast	No
Proposal No. 2	—	Advisory Vote Related to Executive Compensation	Majority of Votes Cast	No
Proposal No. 3	—	Advisory Vote on Frequency of Advisory Votes on Executive Compensation	Majority of Votes Cast	No
Proposal No. 4	—	Ratification of Selection of Independent Registered Public Accounting Firm	Majority of Votes Cast	Yes

With respect to Proposal No. 1, you may vote “For” two nominees, “Withhold” your vote as to both nominees, or vote “For” one nominee and “Withhold” your vote for the other nominee. The two nominees receiving the most “For” votes will be elected. A properly executed proxy marked “Withhold” with respect to the election of either or both directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than two nominees for director, and stockholders may not cumulate votes in the election of directors.

With respect to Proposal Nos. 2 and 4, you may vote “For”, “Against” or “Abstain”. If you “Abstain” from voting on either of these Proposals, the abstention will have the same effect as an “Against” vote.

With respect to Proposal No. 3, you may vote “For Every Year”, “For Every Two Years”, “For Every Three Years”, or “Abstain”. If you abstain from voting on any of these matters, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote on the Internet, you retain the power to revoke your proxy or change your vote. If you are a stockholder of record, you can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania 19312, specifying such revocation. You may also change your vote by timely delivery of a later-dated vote by telephone or on the Internet, or by voting by ballot at the Annual Meeting. If you hold your shares through a broker, bank or other nominee, you can revoke your proxy by contacting the broker, bank or other nominee and submitting a later dated voting instruction card.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may also bring one guest to the Annual Meeting, space permitting. Only our stockholders of record will be entitled to speak at the Annual Meeting.

What do I need to attend the Annual Meeting and when should I arrive?

In order to be admitted to the Annual Meeting, a stockholder must present an admission ticket or proof of ownership of our common stock on the record date.

An admission ticket is provided on the back cover page of your proxy statement. If you plan to attend the Annual Meeting, please keep this ticket and bring it with you to the Annual Meeting. If a stockholder does not bring an admission ticket, proof of ownership of our common stock on the record date will be needed to be admitted. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from the bank or broker is an example of proof of ownership.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and an admission ticket to be admitted. Stockholders and proxy holders must also present a form of government-issued photo identification such as a passport or driver’s license.

Admission to the Annual Meeting will begin at 8:00 a.m., Eastern Standard Time, on November 10, 2011. Seating will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 8:30 a.m., we recommend that you arrive early.

The Annual Meeting will be held at The Boca Raton Bridge Hotel located at 999 East Camino Real, Boca Raton, Florida 33432. When you arrive, signs will direct you to the appropriate meeting room. Please note that due to security reasons, all bags will be subject to search. We will be unable to admit anyone who does not comply with these security procedures. Cameras and other recording devices will not be permitted in the meeting room.

Who pays for the proxy solicitation and how will we solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or e-mail. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access DFG Global Corp.’s proxy materials and annual report electronically?

This proxy statement and our 2011 Annual Report are available on our website at http://www.dfcglobalcorp.com/ir.

Is a list of stockholders available?

A list of stockholders of record entitled to vote at the Annual Meeting will be available for review by stockholders at the Annual Meeting. The list will also be available for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, during normal business hours, at our principal executive offices at DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania 19312.

How do I find out the voting results?

Preliminary voting results will be announced at the Annual Meeting, and final voting results will be published in a Current Report on Form 8-K which we will file with the SEC within 4 business days following the Annual Meeting. Within 150 calendar days following the Annual Meeting, we will also publish in a Current Report on

Form 8-K or amendment thereto, as the case may be, filed with the SEC, the Company’s decision of how frequently to hold the advisory vote relating to executive compensation in light of the results of the advisory vote taken at the Annual Meeting concerning the frequency of such vote. After each such Form 8-K or amendment thereto, as the case may be, has been filed, you may obtain a copy of it by visiting our website, by contacting our Investor Relations by writing to Investor Relations, DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania 19312 or by sending an email to investor@dfg.com.

What is the address of DFC Global Corp.’s principal executive offices?

Our principal executive offices are located at 1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania 19312.

HOW DO I VOTE?

Your vote is important. You may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. For our stockholders of record, telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Standard Time, on November 9, 2011.

Vote by Telephone

•

If you are a stockholder of record, you can vote your shares by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

If your shares are held in the name of a broker, bank or other nominee, you may vote your shares over the telephone by following the telephone voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

Vote on the Internet

•

If you are a stockholder of record, you can vote your shares over the Internet by following the instructions on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded.

•

If your shares are held in the name of a broker, bank or other nominee, you may vote your shares over the Internet by following the voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

•

If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies for which you will be responsible.

Vote by Mail

•	If you are a stockholder of record, you can vote your shares by mail simply by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided.

•

If your shares are held in the name of a broker, bank or other nominee, you may vote your shares by mail by following the voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record of your shares to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record of your shares.

Those shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by our board of directors.

BOARD OF DIRECTORS

Our board of directors is composed of seven directors. Our bylaws provide for a classified board of directors, consisting of three classes of directors (Class A, Class B and Class C), with each class serving a staggered three-year term. As a result, only a portion of our board of directors is elected each year. The two director nominees identified below are to be elected by our stockholders at the Annual Meeting as Class A directors, each to hold office for a three-year term expiring in 2014 or until his successor is duly elected and qualified.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for each of Jeffrey A. Weiss and Ronald McLaughlin. If, for any reason, either nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our board of directors may reduce the number of directors. Our board of directors, however, has no reason to believe that either of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.

The following biographical information is furnished as to each nominee for election as a director and each of our current directors:

Proposed Nominees for Election as Class A Directors for a Three-Year Term Continuing Until the 2014 Annual Meeting of Stockholders

Jeffrey A. Weiss, 68, has served as our Chairman and Chief Executive Officer since an affiliate of Bear Stearns & Co. Inc., an investment banking firm, acquired us in 1990. Until 1992, Mr. Weiss was also a Managing Director at Bear Stearns & Co. with primary responsibility for that firm’s investments in small to mid-sized companies, in addition to serving as chairman and chief executive officer for several of these companies. We believe that Mr. Weiss is qualified to serve on our board of directors because of his extensive operational experience with us and his knowledge of our industry.

Ronald McLaughlin, 60, has served as a director since 2008. Mr. McLaughlin founded Chapman Inc., a consulting firm, in 2000 and since that time has worked with a variety of clients, directly and through Chapman Inc. or a partnership with McLaughlin-Moses, a consulting firm, on a diverse array of mandates, including raising investment capital, strategic government relations and developing strategic alternatives for businesses that would benefit from effective partnering with the Canadian government. From 1997 to 2000, Mr. McLaughlin was the Chief of Staff for the Premier of the Province of Ontario. He currently serves on the board of directors of Pro-Demnity Insurance Company. We believe that Mr. McLaughlin is qualified to serve on our board of directors because of his extensive management and operational experience and his understanding of matters relating to the Canadian marketplace.

Class B Members of the Board of Directors Continuing in Office for a Term Expiring at the 2015 Annual Meeting

David Jessick, 58, has served as a director since 2005. Self-employed since 2005, Mr. Jessick served as a consultant to the Chief Executive and Senior Financial staff at Rite Aid Corporation, a drugstore chain, from July 2002 to February 2005. Mr. Jessick served as Rite Aid’s Senior Executive Vice President and Chief Administrative Officer from December 1999 to June 2002. Prior to that, from February 1997 to June 1999, Mr. Jessick was the Chief Financial Officer and Executive Vice President of Finance and Investor Relations for Fred Meyer, Inc. From 1979 to 1996, he held various roles of increasing responsibility at Thrifty PayLess Holdings, Inc., a pharmacy holding company, including Executive Vice President and Chief Financial Officer from 1993 to 1996. Mr. Jessick began his career as a Certified Public Accountant for Peat, Marwick, Mitchell & Co., an accounting firm. He currently serves on the board of directors of Big 5 Sporting Goods Corporation (audit committee chair and nominating committee member and compensation committee) and Rite Aid Corporation (audit committee chair). From 2005 to 2007, Mr. Jessick served as a member of the board of directors of Pathmark Stores, Inc., from 2005 to 2008, Mr. Jessick served as a member of the board of directors of Pinnacle Foods Group, Inc., and from 2005 to 2009, Mr. Jessick served as a member of the board of directors of Source Interlink Companies, Inc. We believe that Mr. Jessick is qualified to serve on our board of directors because of his extensive accounting and financial experience, his current and prior service on the board of directors of other publicly and privately held companies, including membership on multiple audit committees, and his management and operational experience, including his more than 30 years’ experience as a corporate executive and chief financial officer of publicly traded companies in the retail sector.

Kenneth Schwenke, 58, has served as a director since 2006. After graduation from Syracuse University and service as an officer in the U.S. Marine Corps, Mr. Schwenke received an MBA degree from Duke University in 1986. He then served as a Senior Human Resources Executive for companies including PepsiCo, a food and beverage company, Honeywell, a technology and manufacturing company, and Aramark, a provider of managed services to business, educational, healthcare, governmental and other institutions, leaving Aramark as its Senior Vice President of Human Resources in 2001 to found the Off-Campus Dining Network, exiting with a sale to Sodexo, Inc. in 2006. Mr. Schwenke then founded Gravitas LLC, a consulting and executive search firm, in 2007, where he currently serves as managing partner. Mr. Schwenke additionally serves on the boards of four privately held companies and as a Trustee of the Haverford School. We believe that Mr. Schwenke is qualified to serve on our board of directors because of his extensive management and operational experience, including his experience in the human resources field and in high-growth ventures.

Michael Kooper, 76, has served as a director since 2008. Since November 2004, Mr. Kooper has been the Area Chairman of Gallagher Benefit Services, Inc., a benefits consulting firm. From December 1998 until November 2004, Mr. Kooper was the President of The Kooper Group, a benefits consulting firm. We believe that Mr. Kooper is qualified to serve on our board of directors because of his extensive management and strategic experience, including his experience in the employee benefits area.

Class C Members of the Board of Directors Continuing in Office for a Term Expiring at the 2016 Annual Meeting

Clive Kahn, 54, has served as a director since 2007. Mr. Kahn, a chartered accountant, has served since August 2007 as the Chief Executive Officer of Cardsave Group, Ltd., a provider of point of sale terminals and credit card processing facilities. Prior to that, Mr. Kahn was the Chief Executive Officer of Travelex Limited, a provider of foreign exchange and international payment services. Prior to becoming its Chief Executive Officer, Mr. Kahn was the Chief Financial Officer of Travelex Limited. Mr. Kahn was employed by Travelex for 21 years. Prior to his employment with Travelex, Mr. Kahn practiced as a chartered accountant with the firm of BDO Stoy Hayward, an audit, accounting and business services firm. We believe that Mr. Kahn is qualified to serve on our board of directors because of his extensive management and operational experience, including his experience in the foreign exchange and financial services industries, as well as his financial and accounting experience.

John Gavin, 55, has served as a director since 2007. Presently, Mr. Gavin is serving as an Operating Partner with LLR Partners, a growth-oriented private equity firm with $1.3 billion under management. Mr. Gavin previously served as the Vice Chairman, and was the Chief Executive Officer and President, of DBM (Drake, Beam, Morin), an international career management and transitions management firm. Before joining DBM in 2006, Mr. Gavin was President and Chief Operating Officer of Right Management Consultants, a global provider of integrated consulting solutions across the employment lifecycle. Mr. Gavin originally joined Right Management as Executive Vice President of Business Development in 1996. Prior to joining Right Management, Mr. Gavin worked for Andersen Worldwide. Mr. Gavin is a director of Interline Brands, Inc., a distributor of maintenance, repair and operating products, and CSS Industries, Inc., a consumer products company. From 2000 to 2005, Mr. Gavin was a director of Opinion Research Corporation, a global marketing research firm. We believe that Mr. Gavin is qualified to serve on our board of directors because of his extensive management and operational experience, his current and prior service on the board of directors of other publicly and privately held companies and his financial and accounting experience, including his experience as a certified public accountant with a nationally recognized public accounting firm and his service on the audit committees of other publicly held companies.

PRACTICES AND STRUCTURE

OF THE BOARD OF DIRECTORS

Meetings of Our Board of Directors

Our business, property and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer, and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of our board of directors and its committees.

Our board of directors met 16 times during fiscal 2011. Each incumbent director attended at least 75% of the aggregate meetings of our board during fiscal 2011 that were held following his election and of the meetings held by all committees on which he served.

Director Attendance at the Annual Meeting

It is our policy that all of our board members attend annual meetings of stockholders, except where the failure to attend is due to unavoidable circumstances or conflicts. All of our directors attended our 2010 annual meeting of stockholders.

Communications with Our Board of Directors

Our board of directors recommends that stockholders deliver any communications with our board in writing by sending them in care of our Secretary. Stockholders may send such communications by email to Roy W. Hibberd, our Senior Vice President, General Counsel and Secretary at roy.hibberd@dfg.com, or by mail to Roy W. Hibberd, Senior Vice President, General Counsel and Secretary, DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, PA 19312. The name(s) of any specific intended board recipient(s) should be noted in the communication.

Director Independence

No director is deemed to be independent unless our board of directors affirmatively determines that the director has no material relationship with us, directly or as an officer, stockholder or partner of an organization that has a material relationship with us and, in doing so, our board of directors considers information regarding the relationships between each director and his family, on the one hand, and us, on the other. In assessing director independence, our board of directors considers all commercial, charitable or other business relationships that any director may have with us and our affiliates, including those reported under “Certain Relationships and Related Transactions” below. Nasdaq’s “independence” definition includes a series of objective tests, such as that the director is not an employee of ours and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq listing requirements, our board of directors has made a subjective determination with respect to each independent director that no relationships exist which, in the opinion of our board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. As a result of its review, our board of directors affirmatively determined that all of our directors (other than Mr. Weiss) are independent of us and our management under Nasdaq’s “independence” definition and that the audit committee, corporate governance and nominating committee and human resources and compensation committee are comprised exclusively of independent directors under applicable Nasdaq rules. Mr. Weiss is not considered to be independent because of his employment as one of our executives. Our board of directors has determined that the directors who serve as members of the audit committee are also “independent” for purposes of Section 10(A)(3) of the Securities Exchange Act of 1934, as amended.

Committees of our Board of Directors

Our board of directors maintains standing audit, corporate governance and nominating and human resources and compensation committees, each of which is described below.

Audit Committee

The audit committee assists our board of directors in overseeing:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent registered public accounting firm; and

•	the performance of our internal audit function and independent registered public accounting firm.

The audit committee’s charter was adopted by our board of directors in February 2005, and was amended most recently in April 2005. A current copy of the audit committee charter is available on our website at http://www.dfcglobalcorp.com/corporategovernance.asp.

Our Code of Business Conduct and Ethics includes information regarding procedures established by the audit committee for the submission of complaints about our accounting or auditing matters. Our Code of Business Conduct and Ethics is applicable to our executives, employees and directors, and reflects and reinforces our commitment to integrity in the conduct of our business. Amendments to our Code of Business Conduct and Ethics and any grant of a waiver from a provision of our Code of Business Conduct and Ethics requiring disclosure under applicable Securities and Exchange Commission rules will be disclosed on our website, http://www.dfcglobalcorp.com. A copy of our Code of Business Conduct and Ethics is available at http://www.dfcglobalcorp.com/ethics.asp. A copy of our Code of Business Conduct and Ethics may also be obtained upon request by writing to Secretary, DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, PA 19312.

The audit committee currently consists of Messrs. Jessick (Chairman), Gavin and Kahn, each of whom is independent within the meaning of the Securities and Exchange Commission regulations and the listing requirements of the Nasdaq Stock Market, which we refer to in this proxy statement as Nasdaq. The audit committee met seven times during fiscal 2011.

Each member of the audit committee is financially literate, knowledgeable and qualified to review financial statements. Our board of directors has determined that Mr. Jessick is qualified as an “audit committee financial expert” within the meaning of Securities and Exchange Commission regulations. Our board of directors reached its conclusion as to the qualifications of Mr. Jessick based on his education and experience in analyzing financial statements of a variety of companies, most notably as the Chief Financial Officer and Executive Vice President of Finance and Investor Relations for Fred Meyer, Inc. from February 1997 to June 1999 and as the Executive Vice President and Chief Financial Officer at Thrifty Payless Holdings, Inc. from 1993 to 1996. He is currently a director of Rite Aid Corporation, where he also serves the audit committee chairman, and Big 5 Sporting Goods Corporation, where he also serves as the audit committee chairman and a nominating committee member and compensation committee. Consistent with Nasdaq listing requirements, our board of directors has determined that Mr. Jessick’s concurrent service on these boards and committees does not impair his ability to effectively serve on the audit committee.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee is responsible for:

•	identifying individuals qualified to become board members and recommending to our board of directors the nominees for election to our board;

•

leading our board of directors in its annual review of our board’s performance, and making recommendations to our board of directors regarding board organization, membership, function and effectiveness, as well as committee structure, membership, function and effectiveness; and

•	recommending to our board of directors nominees for each committee of our board.

The corporate governance and nominating committee most recently amended its charter on September 24, 2008. A current copy of the amended and restated corporate governance and nominating committee charter is available on our website at http://www.dfcglobalcorp.com/corporategovernance.asp. The corporate governance and nominating committee met two times during fiscal 2011.

The corporate governance and nominating committee currently consists of Messrs. Gavin (Chairman), Kahn, Jessick, McLaughlin and Schwenke, each of whom is independent within the meaning of Nasdaq listing requirements and the charter of the corporate governance and nominating committee.

Human Resources and Compensation Committee

The human resources and compensation committee is authorized to determine compensation for our senior executives and non-employee directors. The human resources and compensation committee met eight times during fiscal 2011. The human resources and compensation committee most recently amended its charter on September 24, 2008. A current copy of the amended and restated human resources and compensation committee charter is available on our website at http://www.dfcglobalcorp.com/corporategovernance.asp.

The human resources and compensation committee currently consists of Messrs. Schwenke (Chairman), Kooper and McLaughlin, each of whom is independent within the meaning of Nasdaq listing requirements, a “nonemployee director” within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

See “Executive Officer and Executive Compensation — Compensation Discussion and Analysis”, “— Report of the Compensation Committee” and “— Human Resources and Compensation Committee Process and Procedures” below for more information regarding the human resources and compensation committee.

Board Leadership Structure

Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of our board of directors, as our board of directors believes it is in our best interests to make that determination based on the position and direction of the Company and the membership of our board of directors. Our board of directors has determined that having our Chief Executive Officer serve as Chairman of our board of directors is in the best interest of the our stockholders at this time. This structure makes the best use of our Chief Executive Officer’s extensive knowledge of us and our industry, as well as fostering greater communication between our management and our board of directors. Our board of directors has not appointed a lead independent director. The non-management members of our board of directors, however, meet periodically, and no less than twice per fiscal year, in executive session to discuss the effectiveness of our management, the quality of our board of directors meetings and any other issues or concerns.

Director Nominations

In making its recommendations as to nominees for election to our board of directors, the corporate governance and nominating committee may consider, in its sole judgment, recommendations of our Chief Executive Officer, other directors, senior executives, stockholders and third parties. The corporate governance and nominating committee may also retain third-party search firms to identify potential nominees.

Stockholders desiring to recommend nominees should submit their recommendations in writing to Roy W. Hibberd, Senior Vice President, General Counsel and Secretary, DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, PA 19312. Recommendations from stockholders should include pertinent information concerning the proposed nominee’s background and experience. The corporate governance and nominating committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in our capital stock. The corporate governance and nominating committee may also consider the extent to which the recommending stockholder intends to continue holding its interest in our capital stock, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.

Based on the information provided to the corporate governance and nominating committee, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the corporate governance and nominating committee may conduct interviews, obtain additional background information and conduct reference checks of potential nominees. The corporate governance and nominating committee may also ask potential nominees to meet with management and other members of our board of directors. After completing this evaluation process, the corporate governance and nominating committee makes a recommendation to the full board of directors, which makes the final determination whether to nominate the candidate as a director.

In evaluating a candidate, our board of directors, with the assistance of the corporate governance and nominating committee, takes into account a variety of factors as it deems appropriate, including the following:

•	the nominee’s understanding of our business and the industries in which we operate in general;

•	the nominee’s ability to regularly attend meetings of our board of directors and of any committees on which the director would serve;

•	the nominee’s ability to review in a timely manner and understand materials circulated to our board of directors regarding us or our industry;

•	the nominee’s ability to participate in meetings and decision making processes in an objective and constructive manner; and

•	the nominee’s ability to be reasonably available, upon request, to advise our officers and management.

The corporate governance and nominating committee also considers such other factors as it deems appropriate, including a nominee’s integrity, experience, achievements, judgment, intelligence, personal character and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to board duties, and the likelihood that he or she will be able to serve on our board for a sustained period. The corporate governance and nominating committee also considers factors such as global experience, experience as a director of a public company and knowledge of relevant industries. Although neither the corporate governance and nominating committee nor our board of directors has a specific policy with regard to the consideration of diversity in identifying director nominees, the corporate governance and nominating committee gives due consideration to our board’s overall balance of diversity of perspectives, backgrounds and experiences when selecting individuals for nomination for election to our board of directors.

Risk Oversight

Our board of directors assumes an active role, as a whole and also at the committee level, in overseeing management of our risks. Our board of directors regularly receives reports from senior management on areas of material risk to us, including our credit, liquidity, operational and legal and regulatory risks. Pursuant to its charter, the audit committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss risk assessment and risk management. In addition, the human resources and compensation committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the nominating and corporate governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee oversees certain risks and the management of such risks, our entire board of directors is regularly informed through committee reports about such risks.

Ethics Hotline

We encourage our employees to raise possible ethical issues which they believe may exist within our Company. We maintain an ethics hotline that is available 24 hours a day, seven days a week, and which is centrally answered by an independent, third-party service. Callers may remain anonymous and, to further protect the caller’s anonymity, the telephone compliance hotline staff does not identify the gender of the caller, tape record the call or use “caller ID” or other methods to identify the telephone number of the caller. We prohibit retaliatory action against any individual for raising possible ethical issues, and employees at all levels are prohibited from retribution against anyone for reporting or supplying information about an ethical concern.

Director Compensation

Compensation for Fiscal 2011

The following table sets forth compensation paid to our non-employee directors during the year ended June 30, 2011:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
David Jessick	$97,000	$89,313	$89,312	—	—	—	$275,625
Kenneth Schwenke	$99,000	$89,313	$89,312	—	—	—	$277,625
John Gavin	$93,000	$89,313	$89,312	—	—	—	$271,625
Clive Kahn	$89,500	$89,313	$89,312	—	—	—	$268,125
Michael Kooper	$87,000	$89,313	$89,312	—	—	—	$265,625
Ronald McLaughlin	$93,000	$89,313	$89,312	—	—	—	$271,625

(1)	The amounts shown in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards pursuant to our equity compensation plans and therefore include amounts from awards granted in and prior to fiscal 2011. The valuation assumptions for our stock options are described in Note 4 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2011. On November 11, 2010, each of Messrs. Gavin, Jessick, Kahn, Kooper, McLaughlin and Schwenke received an option to purchase 7,413 shares of our common stock with a grant date fair value of $92,500 and each was granted an award of restricted stock units to purchase 3,637 shares of our common stock with a grant date fair value of $95,500. During fiscal 2011, Mr. Kahn also elected to receive 3,106 restricted stock units with an aggregate grant date fair value of $53,642 as payment of the same amount of fees otherwise due to him. As of June 30, 2011, Mr. Jessick held options to purchase an aggregate of 86,090 shares of common stock and 30,982 restricted stock units, Mr. Schwenke held options to purchase an aggregate of 88,902 shares of common stock and 33,621 restricted stock units, Mr. Gavin held options to purchase an aggregate of 74,840 shares of common stock and 30,982 restricted stock units, Mr. Kahn held options to purchase an aggregate of 74,840 shares of common stock and 40,967 restricted stock units, Mr. Kooper held options to purchase an aggregate of 63,388 shares of common stock and 30,877 restricted stock units, and Mr. McLaughlin held options to purchase an aggregate of 63,388 shares of common stock and 30,877 restricted stock units.

Compensation of Independent Directors

Our independent directors are eligible to receive the following annual compensation:

•	Annual retainer of $40,000;

•	Annual retainer for members of the audit committee of $5,000;

•	Annual retainer for members of the human resources and compensation committee of $3,000;

•	Annual retainer for members of the corporate governance and nominating committee of $3,000;

•	Annual retainer for chairman of the audit committee of $10,500;

•	Annual retainer for chairman of the human resources and compensation committee of $7,500;

•	Annual retainer for chairman of the corporate governance and nominating committee of $6,500;

•	Board meeting attendance fee of $2,000 per meeting attended; and

•	Committee meeting attendance fee of $1,500 per meeting attended.

In addition, at the first board meeting after each annual meeting of stockholders, the then-current non-employee members of our board of directors are entitled to receive a grant of restricted stock units as well as options to purchase shares of our common stock. These awards vest on the earliest of (a) the date of the next annual meeting of stockholders, (b) the first anniversary of the grant, (c) the death of the recipient, or (d) our change in control. The aggregate annual award to each non-employee board member is made in an amount, calculated in accordance with generally accepted accounting principles, equal to two-times the average annual cash compensation for the non-employee members who served on our board of directors for the entire prior fiscal year, with one-half of such value represented as an option grant to purchase shares of our common stock and one-half of such value represented as restricted stock units. If a board member joins our board of directors after a grant date, such director will receive a prorated award on the date of joining our board.

The shares of our common stock purchased on exercise of the options issued to non-employee directors cannot be sold until the earlier of (a) our change in control, or (b) the 91st day after the recipient ceases to serve on our board of directors, except to the extent necessary to generate funds to pay taxes incurred upon exercise of options. Shares of our common stock underlying restricted stock units granted to our non-employee directors will be delivered upon the first to occur of (a) our change in control, or (b) the earlier of (i) the 91st day after the recipient ceases to serve on the board or (ii) the 15th day of the third month following the calendar year in which the recipient ceases to serve on the board, except to the extent (subject to compliance with Section 409A of the Internal Revenue Code) necessary to generate funds to pay taxes incurred with regard to the units.

At the election of a non-employee member of our board of directors, such member’s board retainer and meeting fees will be paid in vested restricted stock units (subject to the delivery rules set forth in the paragraph above) rather than in cash. The election to receive board retainer and meeting fees in vested restricted stock units must be made by the non-employee director prior to December 31st of the calendar year preceding the fiscal year in which such fees are earned.

In addition, Messrs. Gavin, Jessick, Kooper, McLaughlin and Schwenke participate in our health benefit program with the full cost paid by us.

SECURITIES OWNERSHIP

The following table sets forth information as of September 23, 2011 regarding the beneficial ownership of our common stock by each director, by each executive officer named in the 2011 Summary Compensation Table appearing elsewhere in this proxy statement, by all directors and executive officers as a group, and by each person known to us to be the beneficial owner of more than 5% of our outstanding common stock. Except as indicated below, to our knowledge, all of such common stock is owned directly, and the indicated person has sole voting and investment power.

We have calculated beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Shares of our common stock subject to options currently exercisable or exercisable within 60 days of September 23, 2011 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options, but are not deemed outstanding for calculating the percentage of any other person. As of September 23, 2011, there were a total of 43,880,719 shares of our common stock issued and outstanding. Unless otherwise indicated below in the footnotes to the table, the address of each officer and director is c/o DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania 19312.

Name and Address of Beneficial Owner:	Amount of Beneficial Ownership		Percent of Class
Directors:
Jeffrey A. Weiss	1,076,673	(1)	2.41%
John Gavin	105,822	(2)	*
Clive Kahn	115,807	(3)	*
Michael Kooper	94,265	(4)	*
David Jessick	117,072	(5)	*
Ronald McLaughlin	94,265	(6)	*
Kenneth Schwenke	122,523	(7)	*
Other Named Executive Officers:
Sydney Franchuk	22,409	(8)	*
Silvio Piccini	21,952		*
Norman Miller	273,319	(9)	*
Randy Underwood	227,981	(10)	*
5% Stockholders:
Wellington Management Company, LLP	4,679,203	(11)	10.66%
BlackRock, Inc.	4,617,450	(12)	10.52%
Alydar Capital, LLC	3,062,943	(13)	6.98%
Wasatch Advisors, Inc	2,634,272	(14)	6.00%
All directors and executive officers as a group (15 persons)	2,536,611	(15)	5.54%

*	Less than 1%

(1)	Includes (i) fully vested options to purchase 692,405 shares of common stock, (ii) 80,276 restricted shares of common stock and (iii) options to purchase 34,221 shares of common stock and 2,741 restricted stock units which are exercisable within 60 days of September 23, 2011.

(2)	Includes (i) 25,526 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 63,721 shares of common stock and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(3)	Includes (i) 35,511 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 63,721 shares of common stock and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(4)	Includes (i) 25,421 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 52,269 shares of common stock and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(5)	Includes (i) 25,526 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 74,971 and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(6)	Includes (i) 25,421 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 52,269 shares of common stock and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(7)	Includes (i) 28,165 fully vested but undistributed restricted stock units, (ii) fully vested options to purchase 77,783 shares of common stock and (iii) options to purchase 11,119 shares of common stock and 5,456 restricted stock units which are exercisable within 60 days of September 23, 2011.

(8)	Includes options to purchase 1,069 shares of common stock and 1,083 restricted stock units which are exercisable within 60 days of September 23, 2011.

(9)	Includes (i) fully vested options to purchase 178,255 shares of common stock and (ii) options to purchase 4,280 shares of common stock and 4,340 restricted stock units which are exercisable within 60 days of September 23, 2011.

(10)	Includes (i) fully vested options to purchase 138,255 shares of common stock and (ii) options to purchase 4,280 shares of common stock and 4,340 restricted stock units which are exercisable within 60 days of September 23, 2011.

(11)	Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on May 10, 2011 by Wellington Management Company, LLP, a registered investment advisor, a Massachusetts limited liability partnership with its principal place of business located at 280 Congress Street, Boston, MA 02210.

(12)

Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2011 by BlackRock, Inc. BlackRock, Inc., a parent holding company, holds or shares on its behalf of: BlackRock Japan Co. Ltd; BlackRock Asset Management Australia Limited; BlackRock Capital Management, Inc.; BlackRock Fund Advisors; BlackRock Advisors LLC; BlackRock Institutional Trust Company, N.A.; BlackRock Investment Management, LLC; BlackRock International Ltd; State Street Research & Management Co. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(13)

Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011 by Alydar Partners, LLC. John A. Murphy, an individual, is Manager of Alydar Capital, LLC and Alydar Partners, LLC, both Delaware limited liability companies. Alydar Capital, LLC is the general partner of Alysheba Fund, L.P. and Alysheba QP Fund, L.P. Alydar Partners, LLC is the investment manager of Alysheba Fund L.P., Alysheba QP Fund, L.P. and Alysheba Fund Limited. John A. Murphy disclaims beneficial ownership of the securities. The address of Alydar Capital, LLC is 222 Berkeley Street, 17th Floor, Boston, MA, 02116.

(14)	Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011 by Wasatch Advisors, Inc., a registered investment advisor, with a principal place of business at 150 Social Hall Avenue, Salt Lake City, Utah 84111.

(15)	Includes fully vested but undistributed restricted stock units of 165,570, fully vested options of 1,548,184 and options to purchase 116,312 shares of common stock and 51,024 restricted stock units which are exercisable within 60 days of September 23, 2011 and 80,276 restricted shares of common stock.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

The following are biographical summaries of our executive officers, except for Mr. Weiss, whose biography is included under the heading “Board of Directors.”

Randy Underwood, 61, has served as our Executive Vice President, Chief Financial Officer and Assistant Secretary since 2004. Previously, Mr. Underwood served for three years as Senior Vice President, Global Finance and Administration and Chief Financial Officer for The Coleman Company, Inc., a global manufacturer of outdoor recreation products. Prior to his tenure at The Coleman Company, Mr. Underwood held senior executive positions with Strategic Development Partners, Inc. from 1999 through 2001 and with Thorn EMI, plc, a global conglomerate and the parent company of Rent-A-Center, Inc., an operator of retail rent-to-own stores, including Senior Vice President and Chief Financial Officer of Global Operations and Division President, from 1988 through 1998. Earlier in his career, he practiced as a Certified Public Accountant with the firm of Peat, Marwick, Mitchell and Co., a public accounting firm.

Norman Miller, 50, has served as our Executive Vice President and Chief Operating Officer since 2007. Previously, Mr. Miller was employed by Aramark, Inc., a provider of managed services to business, educational, healthcare, governmental and other institutions, where he served from 2003 to 2006 as its Group President of Sports & Entertainment. He also served from 2002 to 2003 as Aramark’s President of Correctional Services. From 1992 to 1997, Mr. Miller was a Regional General Manager at Nestle, a food and beverage company. From 1989 to 1992, Mr. Miller was employed by Kraft General Foods, a food and beverage company, as a Regional Sales Manager. From 1988 to 1989, Mr. Miller was employed by PepsiCo as a Regional Operations Manager. Mr. Miller is a 1983 graduate of the United States Military Academy at West Point.

Sydney Franchuk, 59, has served as our Executive Vice President and Chairman-National Money Mart since 2007. Mr. Franchuk served as President of our North America operations from November 1997 until January 2007. Previously, Mr. Franchuk held the position of Vice President of Finance and Administration for National Money Mart Company and Check Mart, an affiliated company in the United States. Prior to joining us in 1985, Mr. Franchuk was a public accountant with Woods & Company and Ernst & Young LLP Chartered Accountants, each an accounting firm, and is a Certified Management Accountant.

Roy W. Hibberd, 58, has served as our Senior Vice President and General Counsel since July 2005, and as our corporate Secretary since June 2008. Prior to joining us, Mr. Hibberd served as a Managing Director of Smooth Engine, Inc., a consulting company, and as a Managing Director of Millennium Services, a franchise and business consulting firm, from July 2002 to July 2005. From 2000 until 2002, he served as the General Counsel and Managing Director (US) for the United States operations of Virtual Internet, plc, a London based public company providing internet services, and from 1996 to 1999 as the Vice President and General Manager, The Americas, of the American Express Company.

Peter Sokolowski, 50, has served as our Senior Vice President of Finance-North America since May 2011. Mr. Sokolowski served as our Senior Vice President of Finance and Corporate Treasurer from 2008 until 2011. Previously, he served as our Senior Vice President of Finance and Chief Credit Officer and also served as our Vice President, Finance from 1991 to 2002. Prior to joining us in 1991, Mr. Sokolowski worked in various financial positions in the commercial banking industry.

William Athas, 49, has served as our Senior Vice President of Finance and Corporate Controller since January 2007, and was named as our Chief Accounting Officer in May 2011. Previously, he was our Vice President, Finance and Corporate Controller. Prior to joining us in 2000, he was the divisional controller of Timet, a titanium metals company, from December 1998 until January 2000. Mr. Athas worked at Asarco, Inc., a non-ferrous metals company, from 1987 to 1998, where he was the assistant corporate controller. Mr. Athas is a graduate of Boston College and attained his Certified Public Accountant certification in 1989.

Melissa Soper, 45, has served as our Senior Vice President of Corporate Administration since July 2007. Previously, Ms. Soper served as our Vice President and General Manager, We the People Division, from July 2005 until July 2007, and from October 1996 through July 2005 she served as our Vice President, Corporate Human Resources, with overall responsibility for development of our global human resources department and for compliance with state and federal labor laws.

Compensation Discussion and Analysis

As a global provider of financial products and services to the unbanked and under-banked community, we believe that the value we deliver to our customers and stockholders depends in large part upon the quality and capabilities of our people. Our business model is based on our ability both to attract new customers and maintain relationships with existing customers as well as to maintain our mission, customer focus and entrepreneurial spirit. As with all of our employees, the recruitment, retention and motivation of our executive officers are critical factors to our business success. We believe that the senior leadership provided by our Chairman and Chief Executive Officer, as well as the other individuals included in the “2011 Summary Compensation Table” below, to whom we refer in this proxy statement as our named executive officers, is the cornerstone to successfully implementing and achieving our strategic plans. Through the following questions and answers, we will explain the material elements of our executive compensation programs.

What are the objectives of our executive compensation programs?

Our compensation philosophy is to provide a strong focus on overall company financial performance, business development and creation of stockholder value. As a growth-oriented and entrepreneurial company, our executive compensation programs are designed to align compensation with corporate performance and the creation of stockholder value. We seek to compensate our executives at levels that are competitive with our peer companies in order to attract, retain and motivate superior quality and highly experienced executives. Accordingly, our executive compensation programs emphasize variable pay in the form of annual and long-term incentive programs which tie a significant portion of each executive’s compensation to our success in achieving our key strategic and financial goals.

For our executive compensation programs for fiscal 2011, the human resources and compensation committee of our board of directors, which we refer to in this Compensation Discussion and Analysis as the Committee, retained the Hay Group, a global management consulting firm, to gather data regarding the types and amount of compensation that our peer companies as well as other international retail and consumer companies from which we recruit, pay their executives and other key employees. For our executive compensation programs for fiscal 2012, the Committee retained Exequity, also an executive compensation consulting firm, to undertake a comparable study. Currently, Exequity assists the Committee in the review of relevant data and the determination of appropriate executive compensation levels. These reviews provide us with valuable data regarding the compensation levels and practices of our peer and other targeted companies, which, in turn, assist us in setting our compensation levels at competitive levels.

We set annual compensation for fiscal 2011 and fiscal 2012 based, in part, on a detailed report from the Hay Group with respect to fiscal 2011 and Exequity with respect to fiscal 2012. These reports included:

•	a description of the compensation elements and practices of the peer companies selected by the Committee;

•	a comparison of the compensation levels and pay mix of each of our named executive officers and certain other executives with those of our peer companies;

•

a comparison of the compensation levels of our named executive officers and certain other executives to the Hay Group’s General Industry and Retail Industry compensation surveys using the Hay Group’s Job Evaluation Methodology in respect to fiscal 2011 and, to the Exequity survey data in respect to fiscal 2012; and

•	a review of the long-term incentive plan design practices among our peer group and the general market and recommendations for our long-term incentive program.

Our Chairman and Chief Executive Officer and our Executive Vice President and Chief Financial Officer, and our Chairman and Chief Executive Officer with regard to our Executive Vice President and Chief Financial Officer, provided the Committee with:

•	an assessment of each other named executive officer’s performance contributions for the prior year as well as sustained performance contributions over a number of years; and

•	significant changes in responsibilities delegated to each other named executive officer during the year.

After discussion of the data and recommendations referenced above with our Chairman and Chief Executive Officer with respect to named executive officers other than himself, and with representatives from the Hay Group for fiscal 2011 and Exequity for fiscal 2012, the Committee approved our senior executives’ base pay and our annual cash bonus and long-term incentive programs after consideration of the information in the reports, as well as additional factors such as retention issues, our short and long-term performance goals and our overall compensation philosophy.

With respect to the compensation of our Chairman and Chief Executive Officer, the Committee is responsible for reviewing and approving the goals and objectives relating to our Chairman and Chief Executive Officer’s compensation, evaluating the performance of our Chairman and Chief Executive Officer in light of such goals and objectives, and setting our Chairman and Chief Executive Officer’s compensation level, perquisites and other benefits based on this evaluation.

What are the principal components of our executive compensation programs?

Our executive compensation programs consist of three key elements: (i) base salary; (ii) a performance-based annual bonus, payable in cash; and (iii) long-term incentive compensation, which for fiscal 2011 and fiscal 2012 included grants of shares of restricted common stock, restricted stock units, options to purchase our common stock and long-term cash incentives. Generally, as an executive’s responsibilities increase, the Committee allocates a greater portion of his or her total compensation potential from fixed components such as base salary to variable components such as annual bonus and long-term incentive compensation. We believe that this allocation approach reflects our pay-for-performance compensation philosophy due to the greater influence that most of our senior executives have on our annual and long-term business results. In addition, we offer certain additional compensation items to our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and our Executive Vice President and Chief Operating Officer pursuant to employment agreements that recognize and reflect the respective roles each such individual undertakes within our organization. Each of these principal components is described in more detail below.

Base Salary:    We use base salary as a significant retention tool to provide executives with a base level of income. Historically, base salary determinations for our named executive officers take into account many factors, including:

•	the depth and breadth of an individual’s past business experience;

•	the individual’s current and historical performance and contributions to us;

•	the individual’s future potential with us;

•	the individual’s role and unique skills;

•	consideration of external market data relating to compensation for similar positions at peer companies, adjusted to reflect the relative scope of responsibilities and uniqueness of the role; and

•	subjective positional performance criteria.

In addition to the factors described above, the Committee also considered the findings of the Hay Group for fiscal 2011 and Exequity for fiscal 2012 in making its base salary determinations for fiscal 2011 and fiscal 2012. Consistent with our compensation objectives of attracting and retaining top executive talent, we believe that the base salaries of our named executive officers should be set at levels which are strongly competitive with our peer group. As such, the Committee, our Chairman and Chief Executive Officer and our Executive Vice President and

Chief Financial Officer determined that the appropriate base salary target for our named executive officers should reflect a combination of the upper one-third percentile of the base salaries of comparable executives at our peer companies as a group as well as the aforementioned surveys and methodological data provided by the Hay Group for fiscal 2011 and Exequity for fiscal 2012, with the ability to move higher based on the factors noted above as deemed relevant by the Committee. Given our international business model, we seek executive talent with large, international public company experience, preferably including substantial consumer retail experience. Therefore, we consider benchmarking against the consumer/retail services industries to be more relevant than specialized financial services companies. We believe that benchmarking our executive pay to this broader industry group has enabled us to attract and retain high caliber executives from that group.

We recently entered into new employment agreements with Mr. Weiss, Mr. Underwood and Mr. Miller which provide for an increase in base salary. Based upon input from Exequity, the Committee increased the base salaries for fiscal 2012 for each of Messrs. Weiss, Underwood and Miller in order to maintain each executive’s salary within a targeted upper one-third percentile of our peer group, after taking into account each executive’s respective role and level of responsibility within our organization as well as his expected contributions to our long-term business strategies and objectives. These base salary increases were effective as of July 1, 2011. We did not increase Mr. Franchuk’s base salary for fiscal 2012 and on September 27, 2011 we notified Mr. Franchuk that we had elected pursuant to terms of his employment agreement to terminate his employment effective September 30, 2012. Finally, we did not increase the fiscal 2012 base salary for Mr. Piccini, our former Senior Vice President and Managing Director — United Kingdom Operations, and one of the named executive officers set forth in the Summary Compensation Table below, as his resignation from the company was effective June 30, 2011.

Based on the factors described above, the Committee approved the following changes to the annual base salary for our named executive officers, effective as of July 1, 2011:

Named Executive Officer	Fiscal 2011 Salary		Fiscal 2012 Salary
Jeffrey A. Weiss		$985,000		$1,000,000
Randy Underwood		$505,000		$550,000
Norman Miller		$505,000		$550,000
Sydney Franchuk	CDN	400,000	CDN	400,000
Silvio Piccini		$304,700		N/A

Annual Bonus:    Each of Messrs. Weiss, Underwood and Miller is entitled to receive annual cash bonuses pursuant to the terms of his respective employment agreement with us. Each of our other named executive officers is eligible to receive an annual cash incentive award under our management bonus program in which our other officers and key personnel participate. The target annual bonus award for each of Messrs. Weiss, Underwood and Miller is dictated by his respective employment agreement. In general, participants in the management bonus program fall within grade levels depending on position title, level of responsibility and scope of duties, with an executive’s target annual bonus opportunity increasing as the executive progresses in grade level.

Our annual cash bonus program is designed to motivate our named executive officers to improve our overall profitability through the achievement of targeted financial goals. For fiscal 2011, the annual bonus for each of our named executive officers other than Messrs. Franchuk and Piccini were determined largely based on the extent to which we achieved our consolidated targeted annual earnings before income taxes, depreciation, amortization and other items, to which we refer in this proxy statement as EBITDA. Mr. Franchuk’s annual bonus was determined based on the extent to which our Canadian retail operation achieved its EBITDA target in fiscal 2011. Mr. Piccini’s annual bonus was determined in part based on the extent to which our United Kingdom operations achieved its EBITDA target in fiscal 2011 and in part based on the extent to which we achieved our targeted consolidated EBITDA target in fiscal 2011. Each of our named executive officers was entitled to receive a stated percentage of his base salary as a bonus to the extent we satisfied the applicable EBITDA target(s) in fiscal 2011.

Our named executive officers were only entitled to receive a cash bonus for fiscal 2011 if we achieved 90% of the applicable EBITDA target(s), which we refer to as the lower threshold. To the extent our actual EBITDA for fiscal 2011 was above the lower threshold but less than the target amount, the named executive officer was entitled to a bonus determined based on linear interpolation between such amounts. Each named executive officer was also eligible to receive a stretch bonus to the extent that we exceeded the applicable EBITDA target(s), with the amount determined based on linear interpolation between such amounts up to the maximum bonus opportunity. For fiscal 2011, the consolidated EBITDA target was $210.0 million. For Mr. Franchuk, the target EBITDA for our Canadian retail operations for fiscal 2011 was CDN135.6 million, and for Mr. Piccini, the target EBITDA for our United Kingdom operations was GBP52.8 million.

The table set forth below summarizes the annual cash bonus opportunities for each of our named executive officers for fiscal 2011 as approved by the Committee:

	Target Bonus Opportunity as a Percentage of Salary		Stretch Bonus Opportunity as a Percentage of Salary		Total Bonus Opportunity for Fiscal 2011
Executive	Business Unit EBITDA	Company Consolidated EBITDA	Business Unit EBITDA	Company Consolidated EBITDA	% of Base Salary	Amount in Local Currency
Jeffrey A. Weiss	N/A	125%	N/A	50%	175%	$1,723,750
Randy Underwood	N/A	90%	N/A	90%	180%	$909,000
Norman Miller	N/A	90%	N/A	90%	180%	$909,000
Sydney Franchuk	60%	—	60%	—	120%	CDN 480,000
Silvio Piccini	40%	10%	32.5%	17.5%	100%	$305,000

The Committee determined that the following cash bonuses were earned by our named executive officers for fiscal 2011, and are reflected in the “2011 Summary Compensation Table” below:

	Target Bonus Achieved as a Percentage of Salary		Stretch Bonus Achieved as a Percentage of Salary		Total Bonus Achieved for Fiscal 2011
Executive	Business Unit EBITDA	Company Consolidated EBITDA Results	Business Unit EBITDA	Company Consolidated EBITDA Results	% of Base Salary	Amount In Local Currency
Jeffrey A. Weiss	N/A	125%	N/A	50%	175%	$1,723,750
Randy Underwood	N/A	90%	N/A	90%	180%	$909,000
Norman Miller	N/A	90%	N/A	90%	180%	$909,000
Sydney Franchuk	60%	—	21.279%	—	81.279%	CDN 325,115
Silvio Piccini	40%	10%	3.08%	17.5%	70.58%	$215,026

Final bonus payments are determined and paid after the completion of our fiscal year audit. On August 24, 2011, our board of directors approved the payment of the annual cash bonuses for fiscal 2011 in accordance with the previously approved bonus plan.

On September 7, 2011, we entered into amended and restated employment agreements with Messrs. Weiss, Underwood and Miller pursuant to which the target bonus, expressed as a percentage of base salary, is 125% for Mr. Weiss and 90% for Messrs. Underwood and Miller, with a maximum bonus opportunity of 250% for Mr. Weiss and 180% for Messrs. Underwood and Miller. The target bonus award and maximum bonus opportunities for each of our named executive officers for fiscal 2012 are set forth in the table below:

	Target Bonus Achieved as a Percentage of Base Salary
Executive	Minimum	Maximum
Jeffrey A. Weiss	125%	250%
Randy Underwood	90%	180%
Norman Miller	90%	180%
Sydney Franchuk	45%	90%
Silvio Piccini	N/A	N/A

Our board of directors has indicated that it may award additional bonuses from time to time in its discretion based upon individual and company-wide performance against strategic objectives.

Discretionary Bonus.    Additionally, the Committee elected to award certain named executive officers the following discretionary cash bonus awards for fiscal 2011 based on the Committee’s subjective judgment and our performance against financial and strategic objectives

Named Executive Officer	Discretionary Cash Bonus Award
Jeffrey A. Weiss	$750,000
Randy Underwood	$250,000
Norman Miller	$250,000
Sydney Franchuk	—
Silvio Piccini	—

Long-Term Incentive Compensation:    Our equity-based awards to executives have typically taken the form of shares of restricted common stock, restricted stock units or options to purchase shares of our common stock granted under our 2005 Equity Incentive Plan and our 2007 Equity Incentive Plan. Awards are recommended by our Chairman and Chief Executive Officer and the Committee, and are based on discretionary factors including but not limited to an executive’s position, level and breadth of responsibility, and significant contributions to us.

The Committee approved the adoption of a long-term incentive program, which we refer to as our LTIP, for fiscal 2011 on June 7, 2010. For eligible members of our management team other than Messrs. Weiss, Underwood, Miller and Franchuk, the Committee approved our LTIP for fiscal 2012 on June 24, 2011. On September 7, 2011, the Committee made LTIP awards to Messrs. Weiss, Underwood and Miller with respect to both fiscal 2012 and fiscal 2013 pursuant to the amended and restated employment agreements we entered into with them on that date.

Our LTIP is intended to achieve the following objectives:

•	to enhance our ability to attract and retain desired talent;

•	to reward both achievement of annual goals as well as sustained performance over time;

•	to align executives’ interests with stockholders’ interests;

•	to limit shareholder dilution; and

•	to assist executives in planning for retirement.

We consider a number of alternatives for our long-term incentives to our executives and, after evaluating the various alternatives in light of our long-term incentive compensation objectives, the Committee determined that including restricted stock units, non-qualified options to purchase shares of our common stock and long-term cash incentives in our LTIP for fiscal 2012 (and for Messrs. Weiss, Underwood and Miller, also with respect to fiscal 2013), the same elements used for the LTIP for fiscal 2011, would provide us with the opportunity to achieve the largest number of these objectives.

All of our named executive officers with the exception of Syd Franchuk and Silvio Piccini participate in our LTIP for fiscal 2012 and, as part of our retention efforts, each of Messrs. Weiss, Underwood and Miller received awards with respect to both fiscal 2012 and fiscal 2013 on September 7, 2011. All of our named executive officers participated in our LTIP for fiscal 2011. The parameters for each of the components of our LTIP are as follows:

Restricted Stock Units and Non-Qualified Stock Options:    Restricted stock unit awards and option awards for each of fiscal 2011 and 2012 vest ratably on a quarterly basis over a three-year period beginning with the quarter ending September 30 after the grant date (other than fiscal 2012 awards to Messrs. Weiss, Underwood and Miller which begin vesting with the quarter ending December 31), provided that the grant recipient remains employed by us on each vesting date over the three year period, thereby achieving what we believe to be a desired balance between short-term and long-term retention objectives for our key management and executives.

Long-Term Cash Incentives:    Awards for each of fiscal 2011 and fiscal 2012 vest ratably on an annual basis over a three-year period, provided that we meet certain EBITDA targets and/or the Committee has determined that the strategic objectives were met for fiscal 2011 and fiscal 2012, respectively, and the award recipient remains employed with us on each respective payment date over the three year period.

The Committee intends to review our LTIP program each fiscal year to determine whether, and to what extent, new awards under our LTIP will be granted in subsequent fiscal years. None of Messrs. Weiss, Underwood or Miller is eligible to receive an LTIP award for fiscal year 2013 pursuant to the terms of their new employment agreements.

For fiscal 2011, long-term incentives were provided to our named executive officers in the form of restricted stock units, options to purchase shares of our common stock and long-term incentive cash awards. Restricted stock units and long-term incentive cash awards each represent approximately forty percent (40%) of the total value of the LTIP awards to each recipient, with options to purchase shares of our common stock valued at the remaining twenty percent (20%) of the total award value. Based on the market volatility at the time, we believed restricted stock units and long-term cash incentives were more likely to enhance management retention. For fiscal 2011, our named executive officers received the following LTIP awards:

Executive	Restricted Stock Units (in Shares)(1)	Options (in Shares)(1)	Long-Term Cash Incentive(2)
Jeff Weiss	32,888	31,915	$394,000
Randy Underwood	24,450	23,725	$292,905
Norman Miller	24,450	23,725	$292,905
Sydney Franchuk	6,096	5,914	$73,024
Silvio Piccini	9,089	8,818	$108,874

(1)	Awards were granted under our 2007 Stock Incentive Plan, effective July 1, 2010, and vest ratably on a quarterly basis over a three-year period beginning with the quarter ending September 30, 2010, subject to the named executive officer remaining employed with us through the applicable vesting date.

(2)	Awards were effective July 1, 2010 and vest on an annual basis over a three-year period, provided that we met our annual EBITDA target as determined by our board of directors for the fiscal year ending June 30, 2011 and the named executive officer remains employed with us on each respective payment date — June 30, 2011, June 30, 2012 and June 30, 2013. The applicable EBITDA target established by the Committee was consolidated EBITDA of $210.0 million. Our board of directors and the Committee determined on June 24, 2011 that we had met the EBITDA targets previously determined by our board of directors for fiscal 2011.

Pursuant to Mr. Weiss’ prior employment agreement with us dated October 5, 2007, Mr. Weiss is entitled to receive an annual award for fiscal 2011 equal to 100% of his base salary, payable in a combination of restricted stock units, non-qualified stock options and cash, which are granted under our LTIP and are described in the table above. Pursuant to the prior employment agreements that we have entered into with Mr. Underwood and Mr. Miller, each such individual is entitled to receive an annual LTIP award for fiscal 2011 at a level commensurate with his position within our organization and with other comparable senior executives. The annual LTIP award to Mr. Underwood for fiscal 2011 entitled under his prior employment agreement must consist of 20% non-qualified stock options, 40% restricted stock units and 40% cash, based on the value of the award. The LTIP awards for fiscal 2011 received by Messrs. Weiss, Underwood and Miller reflected in the table above are consistent with the terms of their respective, prior employment agreements.

To accomplish our retention objectives, pursuant to the terms of their new employment agreements, Messrs. Weiss, Underwood and Miller received the following restricted stock unit awards, stock option awards and long-term cash awards attributable to both the 2012 and 2013 fiscal years on September 7, 2011:

Executive	Restricted Stock Units (in Shares)(1)	Options (in Shares)(1)	Long-Term Cash Incentive(2)
Jeff Weiss	108,548	223,776	$1,200,000
Randy Underwood	27,137	55,944	$300,000
Norman Miller	27,137	55,944	$300,000

(1)	Awards were granted under our 2007 Stock Incentive Plan and vest ratably on a quarterly basis over a three-year period beginning with the quarter ending December 31, 2011, subject to the named executive officer remaining employed with us through the applicable vesting date.

(2)	Awards vest on an annual basis over a three-year period, provided that the named executive officer remains employed with us on each respective payment date — fiscal year ends 2012, 2013 and 2014 — and provided, in part, that EBITDA targets are met for each such fiscal year, and in other part, provided that the Committee determines that certain non-financial goals are achieved.

Deferred Compensation Plan:    Certain of our key executives, including our named executive officers, are eligible to participate in our executive Deferred Compensation Plan. Our Deferred Compensation Plan provides participants with the opportunity to save and accumulate additional income on a pre-tax basis which otherwise would be lost under our tax qualified 401(k) plan on account of Internal Revenue Code provisions which limit the compensation that may be taken into account, and the benefits that may be accrued under, a qualified plan.

Similar to a qualified 401(k) plan, our Deferred Compensation Plan enables each plan participant to defer a percentage of his or her base salary and or bonus compensation and to choose how such deferred amounts are invested. Furthermore, as with our 401(k) plan, our Deferred Compensation Plan allows each plan participant to earn a rate of return, based on the participant’s investment elections, on their account balance on a tax-deferred basis. In addition, our Deferred Compensation Plan offers the flexibility of saving for retirement or for a shorter period of time. From time-to-time, we may make discretionary contributions to our Deferred Compensation Plan on an executive’s behalf. These contributions are subject to vesting conditions as established by our board of directors. We made no discretionary contributions to our Deferred Compensation Plan during fiscal 2011.

Other Compensation:    In addition to our standard compensation elements, we have agreed to provide to each of our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and our Executive Vice President and Chief Operating Officer certain additional amounts pursuant to employment agreements with each such officer, including the following:

Supplemental Bonus.    Messrs. Weiss, Underwood and Miller possess industry experience and company knowledge that the Committee believes is critical to our success. In order to enhance the likelihood that we retain their continued service to us, pursuant to their new employment agreements, each of Messrs. Weiss, Underwood and Miller are each eligible to earn a cash bonus, which we refer to as the supplemental bonus, on December 31, 2013 and December 31, 2014, subject to their respectively remaining continuously employed with us through such dates. On each date, Mr. Weiss is eligible to earn $1,000,000 and Messrs. Underwood and Miller are each eligible to earn $750,000. With respect to 75% of the supplemental bonus, payment is further conditioned on achievement of applicable cumulative EBITDA targets through the applicable vesting dates, and with respect to 25% of the supplemental bonus, payment is further conditioned on the Committee determining that certain non-financial goals were met.

Weiss Capstone and Incremental Capstone Award.    Pursuant to the terms of his employment agreement with us, Mr. Weiss is entitled to receive a supplemental retirement benefit, which we refer to as the capstone award, upon certain qualifying terminations of Mr. Weiss’s employment. The capstone award is a lump-sum payment which is the actuarial equivalent of an annual benefit of $300,000 payable to Mr. Weiss in equal monthly installments during his lifetime commencing the month that follows the applicable vesting date and a $150,000 annual survivor benefit payable on his subsequent death to his surviving spouse for her lifetime.

Under the terms of his employment agreement, Mr. Weiss is also entitled to receive an additional supplemental retirement benefit, which we refer to as the incremental capstone award, if (i) Mr. Weiss’ employment terminates by reason of his retirement on or after June 30, 2012 or for any reason after June 30, 2014, (ii) Mr. Weiss’ employment is terminated by us for reason of disability or without cause (as defined in his employment agreement), (iii) Mr. Weiss resigns his employment for good reason (as defined in his employment agreement), or (iv) a change in control (as defined in his employment agreement) occurs during the term of Mr. Weiss’ employment with us, which such dates we refer to as incremental vesting dates. The incremental capstone award is a lump-sum payment which is the actuarial equivalent of an annual benefit of $75,000 payable to Mr. Weiss in equal monthly installments during his lifetime, commencing the first business day of the calendar month that follows the applicable incremental vesting date, with a $37,500 per year survivor benefit payable on his subsequent death to his surviving spouse for her lifetime. $1.0 million of the incremental capstone award (or, if the value of the incremental capstone award is less than $1.0 million, then all of such incremental capstone award) will be payable on the first anniversary of the incremental vesting date, with any balance thereof payable on the first business day of the calendar month that follows the applicable incremental capstone vesting date.

Cash Award.    Under the terms of his prior employment agreement, Mr. Weiss was entitled to receive an award equal to 100% of his base salary payable in cash if our board of directors concludes, in its reasonable discretion, that satisfactory progress has been achieved by Mr. Weiss in planning for the succession of his Chief Executive Officer position. On July 26, 2011, the Committee approved the grant to Mr. Weiss of a cash award for an amount equal to his current base salary of $985,000, and determined that the requisite succession planning conditions had been met and that such cash award was immediately payable to Mr. Weiss.

Supplemental RSU Grant.    In part to accomplish our retention objectives and in part to ensure the implementation of appropriate succession planning, pursuant to the terms of his new employment agreement, Mr. Weiss is eligible to receive a restricted stock unit award under our 2007 Equity Incentive Plan on July 2, 2012 if he remains employed by us through such date, which we refer to as the supplemental RSU grant. The supplemental RSU grant consists of a number of shares of our common stock determined by dividing $4,200,000 by the closing price of our common stock on July 2, 2012. If applicable limitations under our 2007 Equity Incentive Plan restrict the number of shares deliverable to Mr. Weiss to satisfy the supplemental RSU grant, the balance of the award will be satisfied with a deferred cash award. The supplemental RSU grant will vest in substantially equal monthly installments on the last day of each month beginning July 31, 2012 and ending December 31, 2014 provided that Mr. Weiss remains employed by us on those dates. Any vested shares subject to the supplemental RSU grant will generally be delivered to Mr. Weiss on January 2, 2015.

For a further discussion of Mr. Weiss’ cash awards, plan awards, capstone award, incremental capstone award, supplement RSU grant and supplemental bonus see “— Potential Payments upon Termination or Change in Control — Jeffrey A. Weiss” below.

Underwood Retention and Incremental Retention Bonus.    Pursuant to the terms of his employment agreement with us, Mr. Underwood is entitled to receive an annual retention bonus at the rate of $150,000 per year, which we refer to as the annual retention bonus. Mr. Underwood’s annual retention bonus is payable to him in equal monthly installments during his lifetime (and, upon his death, if Mr. Underwood has remained married to his spouse through the date of his death, his spouse will be entitled to receive an annual benefit of $75,000 payable in equal monthly installments during her lifetime). Mr. Underwood will be entitled to receive the annual retention bonus commencing the first month after his termination of employment, except in the case of a termination by Mr. Underwood of his employment for good reason or termination by us without cause, in which case payments with respect to the annual retention bonus would not commence until the expiration of a severance period of 12 months during which Mr. Underwood would be entitled to receive his base salary and cash bonus at the time of such termination. Upon a change of control (as defined in his employment agreement), Mr. Underwood will be entitled to receive in a lump sum equal to the actuarial equivalent of the value of the annual retention bonus in lieu of any future payments with respect to the annual retention bonus.

Under the terms of his employment agreement, Mr. Underwood is also entitled to receive an incremental retention bonus, which we refer to as the incremental retention bonus, upon certain qualifying terminations of Mr. Underwood’s employment described below. Mr. Underwood’s incremental retention bonus is an annual benefit of $50,000 payable to Mr. Underwood in equal monthly installments during his lifetime (and, upon his death, if Mr. Underwood has remained married to his spouse through the date of his death, in which case his spouse will be entitled to receive an annual benefit of $25,000 payable in equal monthly installments during her lifetime). Pursuant to the terms of the Mr. Underwood’s employment agreement, the incremental retention bonus will become payable if Mr. Underwood’s employment is terminated (i) for any reason on or after December 31, 2012, (ii) by the Company without cause, or by Mr. Underwood with good reason, or (iii) by reason of Mr. Underwood’s death or disability. Mr. Underwood will be entitled to receive the incremental retention bonus commencing the first month after such a qualifying termination, except in the case of a termination by Mr. Underwood of his employment for good reason or termination by us without cause, in which case payments with respect to the incremental retention bonus would not commence until the expiration of a severance period of 12 months during which Mr. Underwood would be entitled to receive his base salary and cash bonus at the time of such termination. Upon a change of control (as defined in his employment agreement), Mr. Underwood will be entitled to receive in a lump sum equal to the actuarial equivalent of the value of the incremental retention bonus in lieu of any future payments with respect to the incremental retention bonus (and regardless of whether Mr. Underwood’s right to the incremental retention bonus had otherwise vested at the time of the change of control).

For a further discussion of Mr. Underwood’s annual retention bonus and incremental retention bonus, see “ — Potential Payments upon Termination or Change in Control — Randy Underwood” below.

•	What do we seek to reward and accomplish through our executive compensation programs?

We believe that our compensation programs, collectively, should enable us to attract, retain and motivate high quality executives with international and public company experience. We provide annual bonus awards primarily to motivate key employees to meet business unit and corporate annual performance targets that take into account, and that we believe enhance, our performance. We evaluate our performance by reference both to our annual performance targets as compared to our annual internal EBITDA goals and to strategic objectives established by our board of directors. Strategic objectives are annual objectives which contribute to our long-term growth strategies, such as leadership team effectiveness and growth of new product competencies and channels across geographies. We design long-term incentive awards primarily to retain as well as to motivate and reward key employees over longer periods, generally ranging up to three years. Through the vesting and forfeiture provisions that we include in annual awards of stock options, restricted stock units, and long-term cash incentives, we believe that provide an additional incentive to executives to act in furtherance of our long-term and our stockholder’s interests.

•	Why have we selected each principal component of our executive compensation programs?

We have selected programs that we have found to be commonly used by international public companies, both within and outside of our industry, because we believe that such commonly used programs are well understood by our stockholders, our executives, executives we seek to hire, and analysts and credit rating agencies. Moreover, we selected each program only after we have first confirmed, with the assistance of outside professional advisors, that the program comports with settled legal and tax rules.

•	How do we determine the amount of each principal component of compensation to our executives?

The Committee exercises judgment and discretion in setting compensation for our senior executives only after it has first reviewed industry data and peer company practices, compensation surveys, addressed targeted compensation with an independent compensation consultant, evaluated the recommendations of our Chairman and Chief Executive Officer and our Executive Vice President and Chief Financial Officer, and evaluated our corporate performance. The Committee has generally attempted to set our executive compensation as a whole within the upper one-third percentile of the range of comparative pay based on our peer group companies and compensation surveys, as described in more detail below under the heading “To what extent do we benchmark total compensation and material elements of compensation and what are the benchmarks that we use?”

Employment agreements that we have entered into with certain of our named executive officers provide for salary and, other than with respect to the employment agreement with Mr. Franchuk, target annual bonus percentages, at fixed rates agreed to by the parties, and therefore, these components cannot be reduced at the discretion of the Committee.

•	What specific items of corporate performance do we take into account in setting compensation policies and making compensation decisions?

Historically, achievement of our targeted EBITDA at the consolidated and business unit levels and the achievement of strategic objectives established by our board of directors have been the primary incentive targets under our annual bonus and long-term incentive compensation programs. For purposes of determining whether annual EBITDA targets have been achieved, the Committee may make adjustments to our EBITDA results in any objective manner it deems appropriate in its discretion to take into account the impact of extraordinary or non-recurring events such as a significant investment, disposition or acquisition, or performance toward and achievement of our strategic objectives. Additionally, under our LTIP for fiscal 2011 and fiscal 2012, we make payments for the long-term cash incentive compensation component if we meet certain EBITDA targets and/or the Committee has determined that the strategic objectives were met for the respective fiscal years, and the named executive officer remains employed with us on each respective payment date.

•	What factors do we consider in decisions to increase or decrease compensation materially?

As stated above under the heading “How do we determine the amount of each principal component of compensation to our executives?”, we have contractual commitments with Messrs. Weiss, Underwood, Miller and Franchuk with respect to a rate of base salary, and with Messrs. Weiss, Underwood and Miller regarding annual target bonuses, mutually agreed upon as a result of the arms’ length negotiation of each such named executive officer’s employment agreement with us, thereby limiting our ability to decrease those components of their compensation during the respective terms of their employment agreements. The factors that we consider in decisions to increase compensation include the individual performance of the executive, our corporate performance, and the annual benchmarking initiatives as discussed throughout this Compensation Discussion and Analysis.

•	How do accounting considerations impact our compensation practices?

Prior to implementation of a compensation program and the granting of awards under the program, we evaluate the cost of the program and awards in light of our current performance and anticipated budgeted performance. We also review the design of compensation programs to assure that the recognition of expense for financial reporting purposes is consistent with our financial modeling. We designed our fiscal 2011 and fiscal 2012 programs so that overall costs fell within a budgeted dollar amount and that the awards under those programs would be accounted for under standards governing equity-based arrangements and, more specifically, so that they would be afforded fixed treatment under those standards.

•	How do tax considerations impact our compensation practices?

Prior to our implementation of a compensation program and awards under the program, we evaluate the Federal and international income tax consequences, both to us and to our executives, of the contemplated program and awards. Before approving a program, the Committee receives an explanation from our outside professionals as to the tax treatment of the program and awards under the program, and assurances from our outside professionals that the tax treatment should be respected by domestic and international taxing authorities.

Section 162(m) of the Internal Revenue Code limits our tax deduction each year for compensation to each of our Chairman and Chief Executive Officer and our three other highest paid executive officers (not including our Chief Financial Officer) to $1 million unless, in general, the compensation is paid under a plan that is performance-related, non-discretionary and has been approved by our shareholders. The Committee monitors, and will continue to monitor, the effect of Section 162(m) on our compensation programs; however, given our significant net operating losses, we have not attempted to structure compensation to be fully deductible under Section 162(m).

We adopted our Deferred Compensation Plan primarily for our U.S. executives to provide them with an opportunity to save for the future without paying a current tax on the deferred amounts.

•	Why have we entered into agreements with named executive officers that provide for post-employment payments following a change-in-control?

We believe that it is in our best interest to have agreements with certain of our named executive officers to assure that we will have the continued dedication and objectivity of those individuals, notwithstanding the possibility, threat or occurrence of a change in control. The agreements with our Chairman and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Executive Vice President and Chairman-National Money Mart provide for post-employment payments following a change in control as described under “— Payments upon Termination of Employment and Change in Control” below.

•	To what extent do we benchmark total compensation and material elements of compensation and what are the benchmarks that we use?

In setting compensation for our named executive officers for fiscal 2011 and 2012, the Committee compared the elements of total compensation to compensation provided by peer groups of industry, financial services and broader consumer/retail services peers, preferably with international operations. The Committee used peer group data and compensation surveys primarily as a frame of reference to set executive compensation as a whole within the upper one-third percentile range of comparative pay at the peer group companies. We maintained for fiscal 2011 the group of peer companies that was utilized for fiscal 2010, which included financial services and broader consumer/retail services peers.

For fiscal 2012, we revised our peer group to be more reflective of our growing, multi-channel retail operations. These peer companies are listed in alphabetical order below:

Industry Peers	Retail Peers
Aaron’s Inc.*	Aeropostale, Inc.
Cash America International, Inc.*	Ascena Retail Group Inc.
EZCorp, Inc.*	Brown Shoe Company Inc.
First Cash Financial Services, Inc.*	Charming Shoppes Inc.
Global Payments Inc.	Chicos Fashion Inc.
H&R Block Inc.*	Dollar Tree Inc.*
Hartland Payments Systems	DSW Inc.
Rent-A-Center Inc.*	Hot Topic Inc.
J Crew Group Inc.
Pep Boys*
Pricemart Inc.
Stage Stores Inc.
Talbots Inc.
Tuesday Morning Corp.

*	Services our customer demographic base

•	Do we recoup compensation based on performance measures that are later reduced?

We have not adopted a policy that provides for recovery of an award if a performance measure used to calculate the award is subsequently adjusted in a manner that would reduce the size of the award. Although, we have not previously experienced any such restatements or adjustments, if we were to experience such an adjustment, the Committee would assess the circumstances relating to the adjustment and take such actions as it believes to be appropriate. Additionally, pursuant to their new employment agreements, each of Messrs. Weiss, Underwood and Miller will be subject to any compensation recoupment policy developed by our board of directors or the Committee that is necessary to comply with applicable law.

•	What is the role of our executive officers in the compensation process?

The Committee meets periodically with our Chairman and Chief Executive Officer and our Executive Vice President and Chief Financial Officer to address executive compensation, including the rationale for our compensation programs and the efficacy of the programs in achieving our compensation objectives. The Committee invites representatives of our executive compensation consulting firm to join pertinent meetings and occasionally requests one or more other members of senior management to participate in certain meetings. Through these meetings, the Committee directs senior management and the compensation consultant to provide industry data, including levels and forms of compensation provided at peer companies, and legal, tax and financial analyses and counsel. The Committee also relies on senior management to evaluate compensation programs to assure that they are designed and implemented in compliance with laws and regulations, including SEC reporting requirements. The Committee principally relies on the recommendations of our Chairman and Chief Executive Officer regarding the performance of his direct reports. At meetings held in June 2011, the Committee received recommendations from our Chairman and Chief Executive Officer regarding salary adjustments, discretionary bonus awards and long-term incentive awards for fiscal 2012 for our executive officers other than himself. The Committee accepted these recommendations after concluding that the recommendations comported with the Committee’s objectives and philosophy and its evaluation of our performance, and industry and other supporting data.

•	Do we consider the relative risks of our compensation programs to us and our business?

When establishing and reviewing our executive compensation programs, the Committee and our board of directors consider whether the programs encourage risks which are reasonably likely to have a material adverse affect on us. In April 2011, the Committee received from its compensation consultant, Exequity, factors to consider in determining the extent to which the features of our compensation programs aggravate or mitigate risk. In reviewing these considerations, in light of the our broad-based plans, including those in which our named executive officers participate, the Committee determined that our compensation programs are not reasonably likely to have a material adverse effect on us. A review of those features and our compensation programs is highlighted below:

Risk Aggravating Feature	Our Compensation Programs
A compensation mix overly weighted toward short-term incentives	The mix of pay, and blend of equity, is appropriately balanced between fixed and variable, short- and long-term, and time and performance based.
Highly leveraged payout curves and uncapped payouts	Maximum payout levels for our annual cash bonuses upon achievement of financial goals are capped; the payout curves are appropriately calibrated to afford for reasonable leverage; there is direct alignment between pay and performance.
Unreasonable goals or thresholds	Considering our performance history, the goals and thresholds are appropriate.
Use of inappropriate metrics	Our performance based programs consider EBITDA targets and strategic objectives as set by our board of directors. These metrics are within the influence of management’s performance and are aligned with stockholders’ interests.
Contiguous performance periods (without additional holding or vesting requirements)	The long-term incentive plan is built on overlapping annual cycles.

The Committee has noted that we do not engage in the practices that aggravate risk and further noted a number of design features of our annual cash bonus plan and long-term incentive plan reduce the likelihood of excessive risk taking. For example, the Committee believes that our annual cash bonus program appropriately balances risk and the desire to focus executives on specific short-term financial goals important to our success. Furthermore, a significant portion of the compensation provided to our named executive officers is in the form of long-term equity awards that are important to help further align executives’ interests with those of our stockholders. The Committee determined and the our board of directors concurred that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Compensation Committee Report

Our human resources and compensation committee has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on the review and discussion, recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and thereby incorporated by reference into our Annual Report on Form 10-K. Our board of directors accepted the recommendation of the human resources and compensation committee. This report is made by the undersigned members of the human resources and compensation committee.

Kenneth Schwenke (Chair)

Ron McLaughlin

Michael Kooper

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any such filing.

Human Resources and Compensation Committee Process and Procedures

The human resources and compensation committee’s charter has been approved by our board of directors upon the recommendation of the corporate governance and nominating committee. The human resources and compensation committee and the corporate governance and nominating committee review the charter no less frequently than annually. Under its charter, the human resources and compensation committee’s responsibilities include:

•

reviewing and approving our goals and objectives relating to our Chairman and Chief Executive Officer’s compensation, evaluating the performance of our Chairman and Chief Executive Officer in light of such goals and objectives, and setting our Chairman and Chief Executive Officer’s compensation level, perquisites and other benefits based on this evaluation;

•

in consultation with our Chairman and Chief Executive Officer, reviewing and approving the compensation, perquisites and other benefits including, but not limited to, (i) annual base salary level, (ii) annual incentive compensation, (iii) long-term incentive compensation, (iv) employment, severance and change-in-control agreements, if any, and (v) retirement benefits, if any, for each of our executive officers, including the named executive officers, in each such case taking into account the recommendations of our Chairman and Chief Executive Officer and such other information as the human resources and compensation committee believes appropriate;

•

periodically reviewing and approving new compensation programs for our executive officers; reviewing annually our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes; and establishing and periodically reviewing policies for the administration of executive compensation programs;

•	reviewing and recommending to our board of directors the appropriate structure and amount of compensation for the non-employee directors;

•	establishing and periodically reviewing policies in the area of senior management perquisites;

•

reviewing and approving material changes in our employee benefit plans; making recommendations to our board of directors generally with respect to incentive-compensation plans, equity-based plans and deferred compensation plans; establishing criteria for the granting of options and other stock-based awards to our executive officers and other employees and review and approving the granting of options and other stock-based awards to our executive officers, including administering our 2005 stock incentive plan, our 2007 equity incentive plan and any other incentive-compensation plans, equity-based plans and deferred compensation plans; and administering our incentive and equity-based plans and programs;

•	reviewing and approving the terms of any employment agreement executed by us with an executive officer, including any of our named executive officers;

•

exercising sole authority to retain, and to terminate, any third party consultants to assist in the evaluation of director, Chairman and Chief Executive Officer or executive compensation and exercising sole authority to approve such consultant’s fees and other retention terms;

•

reviewing and reassessing annually the adequacy of the human resources and compensation committee charter and recommending any proposed changes to our board and annually evaluating its own performance;

•

reviewing the Compensation Discussion and Analysis section to be included in our annual proxy statement or other report or filing, discussing the Compensation Discussion and Analysis with our management, and recommending to our board of directors that the Compensation Discussion and Analysis be included in our annual report on Form 10-K and/or proxy statement; and

•

reviewing our succession planning process for our Chairman and Chief Executive Officer and all executive officers and making recommendations to our board of directors regarding succession planning issues.

In the questions and answers set forth above under the caption “— Compensation Discussion and Analysis — “What is the role of our executive officers in the compensation process?”” above, we have addressed the role of executive officers in the executive compensation process. With respect to compensation of directors, the role of our executive officers is limited to furnishing such industry data, summaries and legal and financial analyses as the human resources and compensation committee requests from time to time.

As discussed under the caption “— Compensation Discussion and Analysis” above, our human resources and compensation committee has engaged Exequity since fiscal 2011 to provide it with peer group and industry compensation data, compensation surveys and advice on compensation best practices. The instructions given by our human resources and compensation committee to Exequity will vary yearly but typically will include a request: (i) that the firm prepare an executive compensation peer group analysis that covers our senior executives; (ii) that the firm compile current data with regard to industry compensation trends and practices; and (iii) for a recommendation as to ranges for base salary, annual incentives and long-term incentives for executives officers and directors. Pursuant to the terms of its engagement by the human resources and compensation committee, Exequity is directed to recommend programs that are fair, reasonable and balanced and designed to attract, retain, motivate and reward executives for performance, while closely aligning the interests of executives with those of our stockholders. We paid Exequity $195,785 in the aggregate for all the services that it provided to us in fiscal 2011.

2011 Summary Compensation Table

The following table sets forth summary information concerning compensation of our principal executive officer and principal financial officer and each of the next three most highly compensated current executive officers whose total compensation (excluding any compensation as a result of a change in pension value and non-qualified deferred compensation earnings) exceeded $100,000 during fiscal 2011. We refer to these persons in this proxy statement as our named executive officers.

Name and Principal Position	Year	Salary ($)			Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)			Change in Pension Value and Nonqualified Deferred Compensation Earnings			All Other Compensation ($)(21)		Total ($)
Jeffrey A. Weiss, Chairman of the Board and Chief Executive Officer	2011 2010 2009	$ $ $	985,000 985,000 882,692		— — —	$ $	— 1,460,702 907,534	$ $	— 495,125 226,885	$ $ $	2,840,083 1,723,750 911,520	(4) (5) (6)	$ $ $	1,043,074 618,941 1,335,537	(20) (20) (20)	$ $ $	205,413 193,592 198,586	$ $ $	5,073,570 5,477,110 4,462,754
Randy Underwood, Executive Vice President and Chief Financial Officer	2011 2010 2009	$ $ $	505,000 451,923 445,000	(1) (1) (1)	— — —	$ $	— 584,947 300,000	$ $	— 306,471 138,381	$ $ $	1,172,618 1,174,983 545,114	(7) (8) (9)	$	— 471,457 —	(20)	$ $ $	128,083 125,169 187,398	$ $ $	1,805,701 3,114,950 1,615,893
Norman Miller, Executive Vice President and Chief Operating Officer	2011 2010 2009	$ $ $	505,000 450,000 450,000	(1) (1) (1)	— — —	$ $	— 584,947 300,000	$ $	— 306,471 138,381	$ $ $	1,172,618 985,983 549,216	(10) (11) (12)		— — —		$ $ $	22,550 22,380 21,750	$ $ $	1,700,168 2,349,781 1,459,347
Sydney Franchuk, Executive Vice President and Chairman-National Money Mart Company(13)	2011 2010 2009	$ $ $	414,800 369,907 358,269		— — —	$	— 146,003 —	$	— 76,494 —	$ $ $	402,777 558,820 191,250	(14) (15) (16)		— — —		$ $ $	35,689 33,778 31,204	$ $ $	853,266 1,185,002 580,723
Silvio Piccini, Senior Vice President and Managing Director — United Kingdom Operations(22)	2011 2010 2009	$ $ $	304,700 275,000 291,712		— — —	$ $	— 225,695 127,497	$ $	— 118,442 58,811	$ $ $	317,710 401,393 260,107	(17) (18) (19)		— — —		$ $ $	656,692 342,953 233,893	$ $ $	1,279,102 1,363,483 972,020

(1)	Includes salary deferred by the named executive officer under our Deferred Compensation Plan. Payment of such salary is deferred until retirement, or in some instances, until a specified date prior to retirement.

(2)	The amounts shown in this column reflect the aggregate grant date fair value for stock awards granted in fiscal 2009, fiscal 2010 and fiscal 2011, respectively, in accordance with FASB ASC Topic 718, pursuant to our equity compensation plans. The valuation assumptions used in the calculation of this amount are described in Note 4 to our financial statements included in our Annual Report on Form 10-K for fiscal 2009, fiscal 2010, and fiscal 2011, respectively.

(3)	The amounts shown in this column reflect the aggregate grant date fair value for option awards granted in fiscal 2009, fiscal 2010 and fiscal 2011, respectively, in accordance with FASB ASC Topic 718, pursuant to our equity compensation plans. The valuation assumptions used in the calculation of this amount are described in Note 4 to our financial statements included in our Annual Report on Form 10-K for fiscal 2009, fiscal 2010, and fiscal 2011, respectively.

(4)	Consists of a (i) $1,723,750 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2011 consolidated targeted annual earnings before interest, taxes, depreciation and amortization and other items, which we refer to in this proxy statement as EBITDA objectives, (ii) the vesting and payment of $131,333 of the $394,000 long-term cash incentive awarded in fiscal 2011, and (iii) the payment of the $985,000 cash award.

(5)	Consists of a $1,723,750 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2010 consolidated targeted EBITDA objectives.

(6)	Consists of a $911,520 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2009 consolidated targeted EBITDA objectives.

(7)	Consists of (i) a $909,000 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2011 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $97,635 of the $292,905 long-term cash incentive awarded in fiscal 2011, (iii) the vesting and payment of $85,983 of the $257,950 long-term cash incentive awarded in fiscal 2010, and (iv) the vesting and payment of $80,000 of the $240,000 long-term cash incentive granted in fiscal 2009. The $97,635 portion of the long-term cash incentive was awarded effective July 1, 2010 and was conditioned upon achieving our fiscal 2011 annual EBITDA target and/or strategic objectives as established by our board of directors. The $85,983 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $80,000 portion of the long-term cash incentive was granted effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2011 and, accordingly, these awards vested.

(8)	Consists of (i) a $909,000 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2010 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $85,983 of the $257,950 long-term cash incentive awarded in fiscal 2010, (iii) the vesting and payment of $80,000 of the $240,000 long-term cash incentive awarded in fiscal 2009, (iv) the vesting of $33,333 of the $100,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account and (v) the vesting and payment of $66,667 of the $200,000 long-term cash incentive granted in fiscal 2008. The $85,983 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $80,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $33,333 portion of the company contribution to our Deferred Compensation Plan and the $66,667 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2010 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2010 and, accordingly, these awards vested.

(9)	Consists of (i) a $365,114 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2009 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $80,000 of the $240,000 long-term cash incentive awarded in fiscal 2009, (iii) the vesting of $33,333 of the $100,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account and (iv) the vesting and payment of $66,667 of the $200,000 long-term cash incentive granted in fiscal 2008. The $80,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $33,333 portion of the company contribution to our Deferred Compensation Plan and the $66,667 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2009 and, accordingly, these awards vested.

(10)

Consists of (i) a $909,000 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2011 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $97,635 of the $292,905 long-term cash incentive awarded in fiscal 2011, (iii) the vesting and payment of $85,983 of the $257,950 long-term cash incentive awarded in fiscal 2010, and (iv) the vesting and payment of $80,000 of the $240,000 long-term cash incentive granted in fiscal 2009. The $97,635 portion of the long-term cash incentive was awarded effective July 1, 2010 and was conditioned upon achieving our fiscal 2011 annual EBITDA target and/or strategic objectives as established by our board of directors. The $85,983 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $80,000 portion of the long-term cash incentive was granted effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2011 and, accordingly, these awards vested.

(11)	Consists of (i) a $720,000 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2010 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $85,983 of the $257,950 long-term cash incentive awarded in fiscal 2010, (iii) the vesting and payment of $80,000 of the $240,000 long-term cash incentive awarded in fiscal 2009, (iv) the vesting of $33,333 of the $100,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account and (v) the vesting and payment of $66,667 of the $200,000 long-term cash incentive granted in fiscal 2008. The $85,983 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $80,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $33,333 portion of the company contribution to our Deferred Compensation Plan and the $66,667 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2010 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2010 and, accordingly, these awards vested.

(12)	Consists of (i) a $369,216 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2009 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $80,000 of the $240,000 long-term cash incentive awarded in fiscal 2009, (iii) the vesting of $33,333 of the $100,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account, and (iv) the vesting and payment of $66,667 of the $200,000 long-term cash incentive granted in fiscal 2008. The $80,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $33,333 portion of the company contribution to our Deferred Compensation Plan and the $66,667 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2009 and, accordingly, these awards vested.

(13)	The dollar amounts shown for cash payments made to Mr. Franchuk were converted to U.S. dollars from Canadian dollars using the exchange rate on the last business day of the applicable fiscal year. On that basis, for fiscal 2010, CDN1.00 was equal to $1.037.

(14)	Consists of (i) a $324,952 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2011 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $24,341 of the $73,024 long-term cash incentive awarded in fiscal 2011, (iii) the vesting and payment of $21,484 of the $64,453 long-term cash incentive awarded in fiscal 2010, and (iv) the vesting and payment of $32,000 of the $96,000 long-term cash incentive granted in fiscal 2009. The $24,341 portion of the long-term cash incentive was awarded effective July 1, 2010 and was conditioned upon achieving our fiscal 2011 annual EBITDA target and/or strategic objectives as established by our board of directors. The $21,484 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $32,000 portion of the long-term cash incentive was granted effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2011 and, accordingly, these awards vested.

(15)	Consists of (i) a $445,336 cash bonus award pursuant to our annual cash bonus program, which is determined based on the extent to which our Canadian retail operation achieved its fiscal 2010 targeted EBITDA objectives, (ii) the vesting and payment of $21,484 of the $64,453 long-term cash incentive awarded in fiscal 2010, (iii) the vesting and payment of $32,000 of the $96,000 long-term cash incentive awarded in fiscal 2009, (iv) the vesting of $20,000 of the $60,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account and (v) the vesting and payment of $40,000 of the $120,000 long-term cash incentive granted in fiscal 2008. The $21,484 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $32,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $20,000 portion of the company contribution to our Deferred Compensation Plan and the $40,000 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2010 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2010 and, accordingly, these awards vested.

(16)	Consists of (i) a $99,250 cash bonus award pursuant to our annual cash bonus program, which is determined based on the extent to which our Canadian retail operation achieved its fiscal 2009 consolidated targeted EBITDA objectives and (ii) the vesting and payment of $32,000 of the $96,000 long-term cash incentive awarded in fiscal 2009, (iii) the vesting of $20,000 of the $60,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account, and (iv) the vesting and payment of $40,000 of the $120,000 long-term cash incentive granted in fiscal 2008. The $32,000 portion of the long-term cash incentive was granted effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $20,000 portion of the company contribution to our Deferred Compensation Plan and the $40,000 portion of the long-term cash incentive were awarded effective July 1, 2007 and were conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2009 and, accordingly, these awards vested.

(17)	Consists of (i) a $215,026 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which we achieved our fiscal 2011 consolidated targeted EBITDA objectives, (ii) the vesting and payment of $36,291 of the $108,874 long-term cash incentive awarded in fiscal 2011, (iii) the vesting and payment of $34,393 of the $103,180 long-term cash incentive awarded in fiscal 2010, and (iv) the vesting and payment of $32,000 of the $96,000 long-term cash incentive granted in fiscal 2009. The $36,291 portion of the long-term cash incentive was awarded effective July 1, 2010 and was conditioned upon achieving our fiscal 2011 annual EBITDA target and/or strategic objectives as established by our board of directors. The $34,393 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The $32,000 portion of the long-term cash incentive was granted effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2011 and, accordingly, these awards vested.

(18)

Consists of (i) a $275,000 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which our U.K. retail operation achieved its fiscal 2010 targeted EBITDA objectives, (ii) the vesting and payment of $34,393 of the $103,180 long-term cash incentive awarded in fiscal 2010, (iii) the vesting and payment of $32,000 of the $96,000 long-term cash incentive awarded in fiscal 2009, (iv) the vesting of $20,000 of the $60,000 fiscal year 2008 company contribution to the Deferred Compensation Plan and the deposit of such amount to the participant’s account and (v) the vesting and payment of $40,000 of the $120,000 long-term cash incentive granted in fiscal 2008. The $34,393 portion of the long-term cash incentive was awarded effective July 1, 2009 and was conditioned upon achieving our fiscal 2010 annual EBITDA target and/or strategic objectives as established by our board of directors. The

$32,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The $20,000 portion of the company contribution to our Deferred Compensation Plan and the $40,000 portion of the long-term cash incentive were granted effective July 1, 2007 and were conditioned upon achieving our fiscal 2010 strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2010 and, accordingly, these awards vested.

(19)	Consists of (i) a $228,107 cash bonus award pursuant to our annual cash bonus program, which is determined largely based on the extent to which our U.K. retail operation achieved its fiscal 2009 targeted EBITDA objectives and (ii) the vesting and payment of $32,000 of the $96,000 long-term cash incentive awarded in fiscal 2009. The $32,000 portion of the long-term cash incentive was awarded effective July 1, 2008 and was conditioned upon achieving our fiscal 2009 annual EBITDA target and/or strategic objectives as established by our board of directors. The human resources and compensation committee and our board of directors determined that we met the strategic objectives for fiscal year 2009 and, accordingly, this award vested.

(20)	This amount reflects the present value of the Capstone Award and Incremental Capstone Award contained in the 2009 Weiss Agreement, described under “— 2009 Weiss Agreement” below, and the Retention Bonus and Incremental Retention Bonus contained in the 2010 Underwood Agreement, described under “— 2010 Underwood Agreement” below, as if such individuals retired as of June 30, 2011 and December 31, 2012, respectively (which are the dates upon which they first become eligible for the respective awards). In fiscal 2009, only the change in the present value of the Capstone Award is reflected in the table for Mr. Weiss. For fiscal 2009, there was no change in the present value of the Retention Bonus for Mr. Underwood. In fiscal 2010, pursuant to the terms of the 2009 Weiss Agreement and the 2010 Underwood Agreement, Mr. Weiss is also entitled to an Incremental Capstone Award and Mr. Underwood is entitled to an Incremental Retention Bonus. In fiscal years 2010 and 2011, the amount for Mr. Weiss represents the change in the present value of the Capstone Award and the present value of the Incremental Capstone Award and the amount for Mr. Underwood represents the present value of the Incremental Retention Bonus.

(21)	Includes the following additional compensation:

Name	Year	401(k) Match		Retirement Plan Contributions			Vesting of a Special Retention Bonus			Discretionary Deferred Compensation Contributions		Life Insurance(b)		Perquisites(d)
Jeffery A. Weiss	2011 2010 2009	$ $ $	8,616 8,205 9,469		— — —			— — —		$	— 1,595 —	$ $ $	132,570 130,850 129,160	$ $ $	64,227 52,942 59,957
Randy Underwood	2011 2010 2009	$ $ $	8,134 8,123 8,752		— — —		$	— — 66,600	(c)	$ $	1,666 1,678	$ $ $	7,110 6,510 6,060	$ $ $	111,173 108,858 105,986
Norm Miller	2011 2010 2009	$ $ $	2,385 2,370 4,563		— — —			— — —		$ $ $	5,865 5,880 3,207	$ $ $	2,300 2,130 1,980	$ $ $	12,000 12,000 12,000
Sydney Franchuk	2011 2010 2009		— — —	$ $ $	26,218 25,166 22,864	(a) (a) (a)		— — —			— — —		— — —	$ $ $	9,471 8,612 8,340
Silvio Piccini	2011 2010 2009		— — —		— — —			— — —			— — —		— — —	$ $ $	656,692 342,953 233,893

(a)	This amount represents our annual contribution, equal to ten percent of his base salary, to Mr. Franchuk’s personal “registered” retirement plan, a form of tax favored retirement arrangement under Canadian law.

(b)	Consists of premiums paid by us for life insurance for which we are not the named beneficiary under this policy.

(c)	Mr. Underwood was granted a special retention bonus on July 13, 2007 of which one-third vested upon issuance, one-third vested as of June 30, 2008 and one-third vested as of June 30, 2009. The disclosed amount reflects the portion of the award vested as of June 30, 2009.

(d)	Includes the following perquisites:

Name	Year	Automobile(i)		Country Club (ii)		Housing Allowance(iii)		Benefits Allowance(iv)		Personal Expenses
Jeffery A. Weiss	2011 2010 2009	$ $ $	2,754 1,510 1,325	$ $ $	46,855 34,523 39,951		— — —		— — —	$ $ $	14,618 16,909 18,681	(v) (v) (v)
Randy Underwood	2011 2010 2009	$ $ $	24,000 24,000 24,000		— — —	$ $ $	36,000 36,000 36,000	$ $ $	51,173 48,858 45,986		— — —
Norm Miller	2011 2010 2009	$ $ $	12,000 12,000 12,000		— — —		— — —		— — —		— — —
Sydney Franchuk	2011 2010 2009	$ $ $	9,471 8,612 8,340		— — —		— — —		— — —		— — —
Silvio Piccini	2011 2010 2009	$ $ $	8,686 10,436 9,967		— — —	$ $ $	74,340 76,143 80,737		— — —	$ $ $	573,666 256,374 143,189	(vi) (vii) (viii)

(i)	Includes the personal benefits associated with the use of a car paid by us in the case of Messrs. Weiss, Franchuk and Piccini. In calculating these benefits, we took the annual cost of the car to the company (which included its depreciation, insurance premiums, maintenance and repair and fuel costs) and multiplied it by the percent of personal use claimed by the executive. Messrs. Underwood and Miller received an annual car allowance for the amounts shown.

(ii)	Includes the personal benefits associated with the use of country club memberships paid by us. In calculating this benefit, we took the annual cost of the applicable country club membership and multiplied it by the percent of personal use claimed by the executive.

(iii)	Messrs. Underwood and Piccini receive a monthly housing allowance.

(iv)	Mr. Underwood receives a monthly benefits allowance for the reimbursement of life and long term disability insurance premiums and in 2008, 2009 and 2010 a tax gross-up allowance for allowances received.

(v)	Represents personal tax and legal services paid by us.

(vi)	Represents a tuition allowance for Mr. Piccini’s children of $34,847 and foreign tax reimbursement of $538,819. Mr. Piccini is working as an expatriate in the United Kingdom and we pay the difference between the payroll and income taxes in the United Kingdom and the taxes Mr. Piccini would otherwise have paid in the United States.

(vii)	Represents a tuition allowance for Mr. Piccini’s children of $35,692 and foreign tax reimbursement of $220,682. Mr. Piccini is working as an expatriate in the United Kingdom and we pay the difference between the payroll and income taxes in the United Kingdom and the taxes Mr. Piccini would otherwise have paid in the United States.

(viii)	Represents a tuition allowance for Mr. Piccini’s children of $44,550 and foreign tax reimbursement of $98,639. Mr. Piccini is working as an expatriate in the United Kingdom and we pay the difference between the payroll and income taxes in the United Kingdom and the taxes Mr. Piccini would otherwise have paid in the United States.

(22)	Effective June 30, 2011, Mr. Piccini terminated his employment with us.

Grants of Plan Based Awards

The following table sets forth information regarding grants of plan based awards to our named executive officers in fiscal 2011 and, with respect to non-equity incentive plan awards, represents the threshold, target and maximum payouts designated under our annual bonus plans discussed above under “— Compensation Discussion and Analysis.”

Name	Estimated Future Payments Under Non-Equity Incentive Plan Awards									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
	Threshold			Target			Maximum
	($)			($)			($)
Jeffrey A. Weiss	$ $ $	123,125 131,333 985,000	(1) (2) (3)	$ $ $	1,231,250 394,000 985,000	(1) (2) (3)	$ $ $	1,723,750 394,000 985,000	(1) (2) (3)	— — —	— — —	— — —	— — —
Randy Underwood	$ $	45,450 97,635	(1) (2)	$ $	454,500 292,905	(1) (2)	$ $	909,000 292,905	(1) (2)	— —	— —	— —	— —
Sydney Franchuk	$ $	24,888 24,341	(1) (2)	$ $	248,880 73,024	(1) (2)	$ $	497,760 73,024	(1) (2)	— —	— —	— —	— —
Norman Miller	$ $	45,450 97,635	(1) (2)	$ $	454,500 292,905	(1) (2)	$ $	909,000 292,905	(1) (2)	— —	— —	— —	— —
Silvio Piccini	$ $	15,235 36,291	(1) (2)	$ $	152,350 108,874	(1) (2)	$ $	304,700 108,874	(1) (2)	— —	— —	— —	— —

(1)	Includes the fiscal 2011 threshold, target and maximum payouts designated under our annual cash bonus program. For a discussion of the terms of our annual cash bonus program and the amounts earned thereunder by the named executive officer during fiscal 2011, see “— Compensation Discussion and Analysis — Annual Bonus” above.

(2)	Includes the threshold, target and maximum payouts designated under the long term cash component of our long term incentive plan. For a discussion of the terms of our long term incentive plan and the amounts earned thereunder by the named executive officer during fiscal 2011, see “— Compensation Discussion and Analysis — Long-Term Incentive Compensation” above.

(3)	Includes the fiscal 2011 threshold, target and maximum payouts designated under Mr. Weiss’ cash award program. For a discussion of the terms of Mr. Weiss’ cash award program and the amounts earned thereunder by Mr. Weiss during fiscal 2011, see “— Compensation Discussion and Analysis — Other Compensation” above.

Narrative Disclosure Relating to 2011 Summary Compensation Table and 2011 Grants of Plan-Based Awards Table

As required by the rules of the Securities and Exchange Commission, the information set forth above under “— 2011 Summary Compensation Table” and the “— 2011 Grants of Plans-Based Awards Table” reflects not only compensation earned and paid in the respective fiscal year, but also amounts representing the opportunity to earn future compensation under performance-driven compensation incentives that may be forfeited based on future performance and/or time vesting. As a result of mixing compensation earned/paid and contingent compensation, the “total” shown under “— 2011 Summary Compensation Table” includes amounts that the named executive officers may never receive.

We have employment agreements with each of our named executive officers who is currently employed by us. The material terms of each employment agreement are summarized below, except that termination payments provided under each agreement are summarized below under the heading “— Potential Payments Upon Termination or Change of Control.” In addition, pursuant to each employment agreement, each named executive officer is eligible to receive annual cash incentive awards if performance objectives established by our board of directors and/or human resources and compensation committee are met and to receive future equity grants under such long-term incentive programs as we may maintain from time to time. See “— Compensation Discussion and Analysis” above for more information on our long term incentive program.

Jeffrey A. Weiss

The information set forth above under “— 2011 Summary Compensation Table” and the “— 2011 Grants of Plans-Based Awards Table” reflects compensation for the applicable periods as provided for in the employment agreement entered into by us and Mr. Weiss, our Chief Executive Officer, on October 30, 2009, which we refer to as the 2009 Weiss Agreement, and in the employment agreement entered into by us and Mr. Weiss on October 5, 2007, as amended on December 18, 2008, which we refer to as the 2007 Weiss Agreement. These agreements have been superseded by the 2011 Weiss Agreement as described under “— 2011 Employment Agreements” below.

2009 Weiss Agreement

Under the terms of the 2009 Weiss Agreement, Mr. Weiss received an annual base salary of $985,000, subject to increase as determined by our board of directors or the human resources and compensation committee, and was eligible to receive an annual target bonus opportunity based on the achievement of certain objectives, as determined by the human resources and compensation committee, equal to 125% of his base salary, with the ability to receive a maximum bonus of 175% of his base salary.

The 2009 Weiss Agreement also provided that, if Mr. Weiss was employed by us as of June 30 of each year during the initial term of his employment agreement, Mr. Weiss was also entitled to receive an award equal to 200% of his base salary for such completed fiscal year, one-half of which was payable in cash, which we refer to as the cash awards, and one-half of which was payable in a combination of restricted stock units, non-qualified stock options and cash, which we refer to as the plan awards.

The cash awards were payable upon (i) the appointment by our board of directors of Mr. Weiss’ permanent successor as Chief Executive Officer of the Company, (ii) in a given year if our board of directors concluded, in its reasonable discretion, that satisfactory progress has been achieved by Mr. Weiss in planning for the succession of his Chief Executive Officer position, or (iii) upon a change of control, in each case subject to the condition that Mr. Weiss had remained continuously employed by us through such date. On each of July 28, 2010 and July 27, 2011, the human resources and compensation committee approved the grant to Mr. Weiss of a cash award for an amount equal to his then-current base salary of $985,000, and determined that the requisite succession planning conditions had been met and that such cash award was immediately payable to Mr. Weiss as of each of such dates with respect to fiscal 2010 and fiscal 2011, respectively.

As required by the terms of the 2009 Weiss Agreement, each plan award granted to Mr. Weiss was apportioned between restricted stock units, non-qualified stock options and cash in the same proportion as other members of our management that participate in our long term incentive plan. The plan awards in the form of restricted stock units and stock options vest ratably on a quarterly basis over a three-year period from the grant date provided Mr. Weiss remains continuously employed by us through such dates. The cash component of the plan awards vest annually over a three-year period from the grant date, provided that we meet EBITDA targets and/or other strategic objectives as determined by our board of directors.

Notwithstanding the foregoing, all outstanding plan awards granted to Mr. Weiss will vest immediately upon a change in control, which is discussed in more detail below under “— Potential Payments Upon Termination or Change of Control — Jeffrey A. Weiss” below.

Under the 2009 Weiss Agreement, we provided him with health, welfare and tax qualified retirement benefits generally available to our other senior management employees and, in addition: (i) a leased automobile; (ii) reimbursement of up to $100,000 annually for the payment of premiums for a life insurance policy on Mr. Weiss of which his designees are the beneficiaries; (iii) reimbursement of tax and financial planning costs, not to exceed $15,000 annually; (iv) uninsured medical and dental costs, not to exceed $15,000 annually; and (v) five weeks paid vacation.

2007 Weiss Agreement

Under the terms of the 2007 Weiss Agreement, Mr. Weiss received an annual base salary of $850,000, subject to increase as determined by our board of directors or the human resources and compensation committee. Mr. Weiss’ annual base salary was increased to $900,000 for fiscal 2009. The 2007 Weiss Agreement also provided that Mr. Weiss was also eligible for an annual target bonus opportunity based on the achievement of certain objectives, as determined by the human resources and compensation committee, equal to 100% of his base salary, with the ability to receive a maximum bonus of 150% of his base salary.

The 2007 Weiss Agreement also provided that, in November of each year, Mr. Weiss was also entitled to receive an annual equity award in the form of either options to purchase shares of our common stock or restricted shares of our common stock, as determined by our human resources and compensation committee in its discretion, in an amount equal to 100% of the annual bonus earned for the immediately preceding fiscal year. The number of options or restricted shares subject to this annual equity award was determined by dividing the target dollar value to be granted by the fair value of the award, as determined in accordance with generally accepted accounting principles. The annual equity award vested in equal annual installments over three years, subject to acceleration in the event Mr. Weiss’ employment is terminated without Cause, for Good Reason or as a result of his death, Disability or Retirement (all as further defined in the 2007 Weiss Agreement). Mr. Weiss received his fiscal 2009 equity award on November 13, 2008. The number of shares of our common stock subject to this award was determined in the manner described above, with reference to the annual bonus he earned for fiscal 2008, or $1,134,421.

Under the 2007 Weiss Agreement, we provided Mr. Weiss with health, welfare and tax qualified retirement benefits generally available to our other senior management employees and, in addition: (i) a monthly auto allowance, (ii) reimbursement of up to $100,000 annually for the payment of premiums for a life insurance policy on Mr. Weiss of which his designees are the beneficiaries, (iii) reimbursement of tax and financial planning costs, not to exceed $10,000 annually, (iv) uninsured medical and dental costs, not to exceed $15,000 annually, and (v) five weeks paid vacation.

Randy Underwood

The information set forth above under “— 2011 Summary Compensation Table” and the “— 2011 Grants of Plans-Based Awards Table” reflects compensation for the applicable periods as provided for in the employment agreement entered into between us and Mr. Underwood, our Executive Vice President and Chief Financial Officer, on May 17, 2010, which we refer to as the 2010 Underwood Agreement, and in the employment agreement entered into between us and Mr. Underwood on May 15, 2008, which we refer to as the 2008 Underwood Agreement. These agreements have been superseded by the 2011 Underwood Agreement as described under “— 2011 Employment Agreements” below.

2010 Underwood Agreement

Under the terms of the 2010 Underwood Agreement, Mr. Underwood received an annual base salary of $505,000, subject to increase as determined by our board of directors or the human resources and compensation committee, and an annual target bonus opportunity based on the achievement of certain metrics, as determined by the human resources and compensation committee, equal to 90% of his base salary, with the ability to receive a maximum bonus of 180% of his base salary.

As provided for in the 2010 Underwood Agreement, Mr. Underwood was also entitled to receive annual awards under our long term incentive plans that are at a level commensurate with his position within our organization and with other comparable senior executives. The awards to Mr. Underwood under our long term incentive plan must consist of 20% non-qualified stock options, 40% restricted stock units and 40% cash, based on the value of the awards. The long term incentive plan awards for each of fiscal 2011 and fiscal 2010 received by Mr. Underwood and reflected under “— 2011 Summary Compensation Table” and “— Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Long Term Incentive Compensation” above are consistent with the terms of the 2010 Underwood Agreement.

2008 Underwood Agreement

Under the terms of the 2008 Underwood Agreement, Mr. Underwood received an annual base salary of a minimum of $420,000, which was increased by the human resources and compensation committee to $445,000 for fiscal 2009. Mr. Underwood was also eligible to receive and an annual target bonus of not less than 80% of his base salary for the applicable fiscal year, if specified business unit and corporate performance goals, as determined by our board or human resources and compensation committee, are met for that year. Mr. Underwood received a bonus of $365,114 based largely on the extent to which we achieved our fiscal 2009 targeted EBITDA objectives.

Norman Miller

The information set forth above under “— 2011 Summary Compensation Table” and the “— 2011 Grants of Plans-Based Awards Table” reflects compensation as provided for in the employment agreement entered into by us and Mr. Miller, our Executive Vice President and Chief Operating Office, on May 14, 2008, which we refer to as the 2008 Miller Agreement. This agreement has been superseded by the 2011 Miller Agreement as described under “— 2011 Employment Agreements” below.

Under the terms of the 2008 Miller Agreement, Mr. Miller received an annual base salary of a minimum of $425,000, which was increased by the human resources and compensation committee to $450,000 for fiscal 2009 and fiscal 2010 and to $505,000 for fiscal 2011. Mr. Miller was also entitled to an annual target cash bonus, as determined by our board of directors or the human resources and compensation committee, of not less than 80% of Mr. Miller’s then current salary, if specified corporate performance goals are met for that year. Mr. Miller received a bonus of $369,216 based largely on the extent to which we achieved our fiscal 2009 targeted EBITDA objectives.

Sydney Franchuk

Effective July 1, 2009, Mr. Franchuk and National Money Mart Company, one of our wholly-owned subsidiaries, entered into an employment agreement. Mr. Franchuk’s agreement provides that he will serve as the Chairman of National Money Mart Company and as one of our Executive Vice-Presidents. Under his agreement, Mr. Franchuk will receive an annual base salary of CAD 400,000 and will also be entitled to participate in certain of our incentive programs, including our management cash bonus program. All performance targets pursuant to such plan shall be set by National Money Mart Company in its sole discretion and be based solely on the operations of National Money Mart Company.

2011 Employment Agreements

On September 7, 2011, we entered into new employment agreements with each of Messrs. Weiss, Underwood and Miller as described below.

2011 Weiss Agreement

On September 7, 2011, we entered into a new employment agreement with Mr. Weiss, which we refer to as the 2011 Weiss Agreement. The 2011 Weiss Agreement replaces his prior employment agreement with us, which was entered into on October 30, 2009. The initial term of the 2011 Weiss Agreement expires on December 31, 2014, after which time it will renew for successive one-year periods unless either party provides a notice of nonrenewal.

Under the terms of the 2011 Weiss Agreement, Mr. Weiss receives an annual base salary of $1,000,000, effective July 1, 2011, and an annual target bonus opportunity based on the achievement of certain objectives, as determined by the human resources and compensation committee, equal to 125% of his base salary, with the ability to receive a maximum bonus of 250% of his base salary.

Under the terms of the 2011 Weiss Agreement, Mr. Weiss received an award under our long term incentive plan having a grant date value, determined in accordance with United States generally accepted accounting principles, of $6,000,000, one half of which constitutes an award with respect to our fiscal year ending June 30, 2012 and the other half of which constitutes an award with respect to our fiscal year ending June 30, 2013. The award consists of non-qualified stock options having a grant date value of $2,400,000, restricted stock units having a grant date value of $2,400,000, and $1,200,000 in cash. Restricted stock units and non-qualified stock options granted pursuant to the award vest ratably on a quarterly basis over a three-year period beginning on October 1, 2011, subject to Mr. Weiss remaining continuously employed with us through the applicable vesting dates. Cash awards granted pursuant to the award vest ratably on an annual basis over a three-year period, with one-third of such award vesting on each of June 30, 2012, June 30, 2013 and June 30, 2014, subject to Mr. Weiss remaining continuously employed with us through the applicable vesting date and, with respect to $720,000 of the cash award, subject to performance conditions established by the human resources and compensation committee as described in “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Long-Term Incentive Compensation” above.

Mr. Weiss is not entitled under the terms of the 2011 Weiss Agreement to receive any additional awards under our long term incentive plan until July 1, 2013. For fiscal years beginning on and after July 1, 2013, Mr. Weiss will be eligible to receive additional awards under our long term incentive plan having an annualized aggregate grant date value, determined in accordance with United States generally accepted accounting principles, of at least $3,000,000. Such awards will consist of cash, stock options, restricted stock units and/or any other equity award, or combination thereof, and shall have vesting conditions, in each case as determined by the human resources and compensation committee.

All outstanding plan awards granted to Mr. Weiss pursuant to the 2011 Weiss Agreement will vest immediately upon a change in control. See “— Potential Payments Upon Termination or Change of Control- Jeffrey A. Weiss” below.

In recognition of Mr. Weiss’ service on our board of directors, including his service as Chairman, and in recognition of Mr. Weiss’ prior and future service to us as our Chief Executive Officer, Mr. Weiss is also eligible under the terms of the 2011 Weiss Agreement to receive a supplemental cash bonus with a targeted aggregate value of $2,000,000. Mr. Weiss is eligible to earn one half of such supplemental bonus on December 31, 2013, and the remainder of such bonus on December 31, 2014, subject to Mr. Weiss remaining continuously employed with us through such vesting dates. Additionally, payment of 25% of the supplemental bonus is subject to the satisfaction of non-financial objectives and payment of 75% of the supplemental bonus is subject to the satisfaction of cumulative EBITDA targets, in each case as determined by the human resources and compensation committee and based on the period beginning July 1, 2011 and ending on the applicable vesting date, as described under “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Other Compensation” above. Any unpaid portion of the supplemental cash bonus will become fully vested as of the effective date of the termination of Mr. Weiss’ employment by us without cause or by Mr. Weiss for good reason and will be immediately payable in a lump sum. In addition, Mr. Weiss is eligible to receive a supplemental restricted stock unit award on July 2, 2012 if he remains employed by us through such date. The supplemental restricted stock unit award will consist of a number of shares of our common stock determined by dividing $4,200,000 by the closing price of our common stock on July 2, 2012. If applicable limitations under our Amended and Restated 2007 Equity Incentive Plan restrict the number of shares deliverable under the supplemental restricted stock unit award, the balance of such award will be satisfied with a deferred cash award. The supplemental restricted stock unit award will vest in substantially equal monthly installments on the last day of each month beginning July 31, 2012 and ending December 31, 2014, provided that Mr. Weiss is employed by us on such dates. The vested shares subject to the supplemental restricted stock unit award will generally be delivered to Mr. Weiss on January 2, 2015. The supplemental restricted stock unit award will become fully vested as of the effective date of the termination of Mr. Weiss’ employment by us without cause or by Mr. Weiss for good reason.

In addition, in recognition of Mr. Weiss’ service on our board, including his service as Chairman, and in recognition of Mr. Weiss’ prior and future service to us, Mr. Weiss will be entitled pursuant to the terms of his employment agreement to receive certain supplemental retirement benefits. See “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Other Compensation” above.

Under the 2011 Weiss Agreement, we will provide Mr. Weiss with health, welfare and tax qualified retirement benefits generally available to our other senior management employees and, in addition: (i) a leased automobile; (ii) reimbursement of up to $100,000 annually for the payment of premiums for term life and/or disability insurance; (iii) reimbursement of tax and financial planning costs, not to exceed $15,000 annually; (iv) a Company-purchased or self-insured term life insurance policy on the life of Mr. Weiss with a face amount of $4.2 million insuring the period from the date of the agreement through July 1, 2012; (v) uninsured medical and dental costs, not to exceed $15,000 annually; and (vi) five weeks paid vacation.

2011 Underwood Agreement

On September 7, 2011, we entered into an amended and restated employment agreement with Mr. Underwood, which we refer to as the 2011 Underwood Agreement, which amends and restates the prior employment agreement that we entered into with Mr. Underwood on May 17, 2010. Pursuant to the terms of the 2011 Underwood Agreement, Mr. Underwood will continue to serve as our Executive Vice President and Chief Financial Officer. The initial term of the 2011 Underwood Agreement expires on December 31, 2014, after which time it will renew for successive one-year periods unless either party provides a notice of nonrenewal.

Pursuant to the 2011 Underwood Agreement, Mr. Underwood receives an annual base salary of $550,000, effective July 1, 2011, and an annual target bonus opportunity based on the achievement of overall corporate performance objectives, to be determined by the human resources and compensation committee, equal to 90% of his base salary, with the ability to receive a maximum bonus of 180% of his base salary.

Under the terms of the 2011 Underwood Agreement, Mr. Underwood received an award under our long term incentive plan having a grant date value, determined in accordance with United States generally accepted accounting principles, of $1,500,000, one half of which constitutes an award with respect to our fiscal year ending June 30, 2012 and the other half of which constitutes an award with respect to our fiscal year ending June 30, 2013. The award consists of non-qualified stock options having a grant date value of $600,000, restricted stock units having a grant date value of $600,000, and $300,000 in cash. Restricted stock units and non-qualified stock options granted pursuant to the award vest ratably on a quarterly basis over a three-year period beginning on October 1, 2011, subject to Mr. Underwood remaining continuously employed with us through the applicable vesting dates. Cash awards granted pursuant to the award vest ratably on an annual basis over a three-year period, with one-third of such award vesting on each of June 30, 2012, June 30, 2013 and June 30, 2014, subject to Mr. Underwood remaining continuously employed with us through the applicable vesting date and, with respect to $180,000 of the cash award, subject to performance conditions established by the human resources and compensation committee as discussed under “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Long-Term Incentive Compensation” above.

Mr. Underwood is not entitled under the terms of the 2011 Underwood Agreement to receive any additional awards under our long term incentive plan until July 1, 2013. For fiscal years beginning on and after July 1, 2013, Mr. Underwood will be eligible to receive additional awards under our long term incentive plan having an annualized aggregate grant date value, determined in accordance with United States generally accepted accounting principles, of at least $750,000. Such awards will consist of cash, stock options, restricted stock units and/or any other equity award, or combination thereof, and shall have vesting conditions, in each case as determined by the human resources and compensation committee.

In recognition of Mr. Underwood’s prior and future service to our Company, Mr. Underwood is also eligible under the terms of the 2011 Underwood Agreement to receive a supplemental cash bonus with a targeted aggregate value of $1,500,000. Mr. Underwood is eligible to earn one half of such supplemental bonus on December 31, 2013, and the remainder of such bonus on December 31, 2014, subject to Mr. Underwood remaining continuously employed with us through such vesting dates. Additionally, payment of 25% of the supplemental bonus is subject to the satisfaction of non-financial objectives and payment of 75% of the supplemental bonus is subject to the satisfaction of cumulative EBITDA targets, in each case as determined by the human resources and compensation committee and based on the period beginning July 1, 2011 and ending on the applicable vesting date, as described under “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Other Compensation” above. Any unpaid portion of the supplemental cash bonus will become fully vested as of the effective date of the termination of Mr. Underwood’s employment by us without cause or by Mr. Underwood for good reason and will be immediately payable in a lump sum.

In addition, in recognition of Mr. Underwood’s prior and future service to us, Mr. Underwood will be entitled pursuant to the terms of the 2011 Employment Agreement to receive certain supplemental retirement benefits. See “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Other Compensation” above. Mr. Underwood will also be entitled to receive retiree medical coverage upon the termination of his employment with us for any reason.

2011 Miller Agreement

On September 7, 2011, we entered into an amended and restated employment agreement with Mr. Miller, which we refer to as the 2011 Miller Agreement, which amends and restates the prior employment agreement that we entered into with Mr. Miller on May 8, 2008. Pursuant to the terms of the 2011 Miller Agreement, Mr. Miller will continue to serve as our Executive Vice President and Chief Operating Officer. The initial term of Mr. Miller’s new employment agreement expires on December 31, 2014, after which time it will renew for successive one-year periods unless either party provides a notice of nonrenewal.

Pursuant to the 2011 Miller Agreement, Mr. Miller receives an annual base salary of $550,000, effective July 1, 2011, and an annual target bonus opportunity based on the achievement of overall corporate performance objectives, to be determined by the human resources and compensation committee, equal to 90% of his base salary, with the ability to receive a maximum bonus of 180% of his base salary.

Under the terms of the 2011 Miller Agreement, Mr. Miller received an award under our long term incentive plan having a grant date value, determined in accordance with United States generally accepted accounting principles, of $1,500,000, one half of which constitutes an award with respect to our fiscal year ending June 30, 2012 and the other half of which constitutes an award with respect to our fiscal year ending June 30, 2013. The award consists of non-qualified stock options having a grant date value of $600,000, restricted stock units having a grant date value of $600,000, and $300,000 in cash. Restricted stock units and non-qualified stock options granted pursuant to the award vest ratably on a quarterly basis over a three-year period beginning on October 1, 2011, subject to Mr. Miller remaining continuously employed with us through the applicable vesting dates. Cash awards granted pursuant to the award vest ratably on an annual basis over a three-year period, with one-third of such award vesting on each of June 30, 2012, June 30, 2013 and June 30, 2014, subject to Mr. Miller remaining continuously employed with us through the applicable vesting date and, with respect to $180,000 of the cash award, subject to performance conditions established by the human resources and compensation committee, as described under “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Long-Term Incentive Compensation” above

The long term incentive plan awards for each of fiscal 2010 and fiscal 2011 received by Mr. Miller and reflected under “— 2011 Summary Compensation Table” and “— Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Long Term Incentive Compensation” above are consistent with the terms of his prior employment agreements with us.

Mr. Miller is not entitled under the terms of the 2011 Miller Agreement to receive any additional awards under our long term incentive plan until July 1, 2013. For fiscal years beginning on and after July 1, 2013, Mr. Miller will be eligible to receive additional awards under our long term incentive plan having an annualized aggregate grant date value, determined in accordance with United States generally accepted accounting principles, of at least $750,000. Such awards will consist of cash, stock options, restricted stock units and/or any other equity award, or combination thereof, and shall have vesting conditions, in each case as determined by the human resources and compensation committee.

In recognition of Mr. Miller’s prior and future service to our Company, Mr. Miller is also eligible under the terms of the 2011 Miller Agreement to receive a supplemental cash bonus with a targeted aggregate value of $1,500,000. Mr. Miller is eligible to earn one half of such supplemental bonus on December 31, 2013, and the remainder of such bonus on December 31, 2014, subject to Mr. Miller remaining continuously employed with us through such vesting dates. Additionally, payment of 25% of the supplemental bonus is subject to the satisfaction of non-financial objectives and payment of 75% of the supplemental bonus is subject to the satisfaction of cumulative EBITDA targets, in each case as determined by the human resources and compensation committee and based on the period beginning July 1, 2011 and ending on the applicable vesting date, as described under “Compensation Discussion and Analysis — What are the principal components of our executive compensation programs? — Other Compensation” above. Any unpaid portion of the supplemental cash bonus will become fully vested as of the effective date of the termination of Mr. Miller’s employment by us without cause or by Mr. Miller’s for good reason and will be immediately payable in a lump sum.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised stock options, stock that has not yet vested and equity incentive plan awards outstanding as of June 30, 2011 for each of our named executive officers.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)	(e)		(f)	(g)		(h)		(i)	(j)
Jeffrey A. Weiss	315,424 315,424 24,177 — 19,363 7,379 10,638	(2) (6)	— — — 24,183 — 14,759 21,277	(3) (2) (6)	— — — — — — —	$ $ $ $ $ $ $	7.80 10.67 19.61 6.25 11.11 15.24 11.98	4/27/15 4/27/15 11/15/17 11/13/18 8/27/19 11/11/19 6/7/20	— — — — 48,377 31,899 21,926	(3) (2) (8)	$ $ $	— — — — 1,047,362 690,613 474,698	— — — — — — —	— — — — — — —
Randy Underwood	37,500 37,500 10,000 46,875 30,048 18,424 7,908	(4) (7) (6)	— — — — 30,048 9,213 15,817	(4) (7) (6)	— — — — — — —	$ $ $ $ $ $ $	7.80 10.67 13.20 11.09 4.65 10.57 11.98	4/27/15 4/27/15 9/8/16 6/26/18 12/4/18 8/11/19 6/7/20	— — — — 32,235 9,212 16,300	(5) (9) (8)	$ $ $	— — — — 697,888 199,440 352,895	— — — — — — —	— — — — — — —
Sydney Franchuk	7,252 8,250 575 1,971	(7) (6)	— — 2,303 3,943	(7) (6)	— — — —	$ $ $ $	11.09 13.20 10.57 11.98	6/26/18 9/8/16 8/11/19 6/7/20	— — 2,302 4,065	(9) (8)	$ $	— — 49,838 88,007	— — — —	— — — —
Norman Miller	75,000 46,875 30,048 18,424 7,908	(4) (7) (6)	— — 30,048 9,213 15,817	(4) (7) (6)	— — — —	$ $ $ $ $	15.83 11.09 4.65 10.57 11.98	4/2/17 6/26/18 12/4/18 8/11/19 6/7/20	— — 32,235 9,212 16,300	(5) (9) (8)	$ $ $	— — 697,888 199,440 352,895	— — — — —	— — — — —
Silvio Piccini(10)	18,750 12,770 921 2,939	(4) (7) (6)	— — — —		— — — —	$ $ $ $	11.09 4.65 10.57 11.98	(10) (10) (10) (10)	— — — —			— — — —	— — — —	— — — —

(1)	Non-Qualified Stock Option grants with an exercise price equal to or greater than 100% of the fair market value of our common stock on the date of grant.

(2)	Awards vest in equal annual installments over a three year period beginning November 11, 2009.

(3)	Awards vest in equal annual installments over a three year period beginning November 13, 2008

(4)	Discretionary grant of option awards on December 4, 2008. One quarter of each award vested as of December 31, 2009, one quarter vested as of December 31, 2010 and the remaining one-half will vest as of December 31, 2011, subject to certain terms and conditions of each award as set forth in the grant agreement for each recipient.

(5)	Discretionary grant of restricted stock units on December 4, 2008. One quarter of each award vested as of December 31, 2009, one quarter vested as of December 31, 2010 and the remaining one-half will vest as of December 31, 2011, subject to certain terms and conditions of each award as set forth in the grant agreement for each recipient.

(6)	Discretionary grant of option awards on June 7, 2010. These option awards vest quarterly over 12 quarters beginning September 30, 2010.

(7)	Discretionary grant of option awards on August 11, 2009. These option awards vest quarterly over 12 quarters beginning September 30, 2009.

(8)	Discretionary grant of restricted stock units on June 7, 2010. These restricted stock unit awards vest quarterly over 12 quarters beginning September 30, 2010.

(9)	Discretionary grant of restricted stock units on August 11, 2009. These restricted stock unit awards vest quarterly over 12 quarters beginning September 30, 2009.

(10)	Concurrent with Mr. Piccini’s resignation effective with the close of business on June 30, 2011, all unexercisable option and unvested units of stock were forfeited, and all exercisable options as the termination of his employment on June 30, 2011 were exercisable on or before September 28, 2011. Mr. Piccini exercised all of such exercisable options after June 30, 2011 and prior to September 28, 2011.

Options Exercised and Stock Vested

The following table sets forth certain information regarding the exercise of stock options and shares acquired upon vesting by our named executive officers during fiscal 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Jeffrey A. Weiss	48,366	$727,137	111,918	$1,972,180
Randy Underwood	20,000	$177,191	39,730	$752,788
Sydney Franchuk	5,000	$53,696	6,831	$128,762
Norman Miller	—	—	39,730	$752,788
Silvio Piccini	6,448	$69,169	16,062	$304,421

Pension Benefits

The following table sets forth certain information regarding certain supplemental retirement benefits granted to two of our executive officers as of June 30, 2011.

Name	Plan Name	Number of Years Credited Service (3)	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
Jeffrey A. Weiss	(1)	N/A	$5,845,905	$0
Randy Underwood	(2)	N/A	$1,710,826	$0

(1)

Pursuant to the terms of 2009 Weiss Agreement, Mr. Weiss was eligible to receive an annual retirement benefit and a supplemental retirement benefit which we refer to as the capstone award and incremental capstone award, respectively. Pursuant to the terms of the capstone award and the incremental capstone award, Mr. Weiss was entitled to receive a lump-sum payment on the first business day of the calendar month following the award triggering event which would equal the actuarial equivalent of an annual benefit of $300,000 and $150,000, respectively, payable to Mr. Weiss in equal monthly installments during his lifetime commencing on such payment date, with a $150,000 and $75,000 per year, respectively, survivor benefit payable on his subsequent death to his surviving spouse. The actuarial present value of these awards at June 30, 2011 assumes Mr. Weiss’ retirement on or after December 31, 2010, with respect to the capstone award, and June 30, 2012, with respect to the incremental capstone award, which are the respective dates upon which he first becomes eligible for the awards, and a discount rate of 4.34% and was calculated utilizing the Social Security Actuarial Publications as updated July 9, 2007. For a discussion of Mr. Weiss’ capstone award and incremental capstone award, see “— Potential Payments upon Termination or Change in Control — Jeffrey A. Weiss” below. The 2009 Weiss Agreement was superseded by the 2011 Weiss Agreement, see “— 2011 Employment Agreements — 2011 Weiss Agreement” above.

(2)	Pursuant to the terms of the 2010 Underwood Agreement, Mr. Underwood was eligible to receive an annual retention bonus and an incremental retention bonus. Pursuant to the terms of the annual retention bonus and the incremental retention bonus, Mr. Underwood was entitled to receive a lump-sum payment on the first business day of the calendar month following the award triggering event which would equal the actuarial equivalent of an annual benefit of $150,000 and $50,000, respectively, payable to Mr. Underwood in equal monthly installments during his lifetime commencing on such payment date, with a $75,000 and $25,000 per year, respectively, survivor benefit payable on his subsequent death to his surviving spouse. The actuarial present value of this award at June 30, 2011 assumes Mr. Underwood’s retirement as of June 30, 2011, with respect to the annual retention bonus, and December 31, 2012, with respect to the incremental retention bonus, which are the dates upon which he first becomes eligible for the awards, and a discount rate of 6.98% and was calculated utilizing the Social Security Actuarial Publications as updated July 9, 2007. For a discussion of Mr. Underwood’s annual retention bonus and incremental retention bonus, see “— Potential Payments upon Termination or Change in Control — Randy Underwood” below. The 2010 Underwood Agreement was superseded by the 2011 Underwood Agreement, see “— 2011 Employment Agreements — 2011 Underwood Agreement” above.

(3)	Years of service is not relevant in determining the amount of the benefit.

Non-Qualified Deferred Compensation

The following table sets forth certain information with respect to our Deferred Compensation Plan as of June 30, 2011.

Name	Executive Contributions in Last FY ($)(1)(2)	Company Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate/ Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Jeffrey A. Weiss	—	—	$45,922	—	$1,193,975
Randy Underwood	$127,804	$1,642	$87,713	($119,478)	$364,905
Sydney Franchuk	—	—	$35,068	($44,967)	$164,193
Norman Miller	$50,225	$5,780	$33,594	—	$321,298
Silvio Piccini	—	—	$13,862	—	$55,655

(1)	Participants in our Deferred Compensation Plan can defer 50% of base salary and 100% of cash bonuses.

(2)	Amounts shown in this column represent a portion of the amounts shown in column entitled “Non Equity Incentive Plan Compensation” of the 2011 Summary Compensation Table above.

(3)	Executives invest monies in their deferred compensation accounts using investment vehicles with investment risk profiles similar to those offered in our 401(k) plan. Earnings will depend on what investment decisions the named executive officers make.

Potential Payments upon Termination or Change in Control

We have entered into agreements with certain of our named executive officers that provide for payments and benefits to the executive in the event of his termination of employment under various circumstances, including a change of control. The following tables reflect the amount of compensation payable to each of our named executive officers upon: (i) an involuntary termination with “cause”; (ii) a voluntary resignation without “good reason”; (iii) a termination due to death; (iv) a termination due to disability; (v) retirement; (vi) an involuntary termination without

“cause;” (vii) a resignation for “good reason”; and (viii) an involuntary termination without “cause” or resignation for “good reason” following a change in control. The amounts shown assume that such termination was effective as of June 30, 2011, the last business day of our fiscal year. The actual amounts to be paid out could only be determined at the time the events described above could occur.

General Amounts Due Upon Termination.    Generally, upon a termination of employment for any reason, each named executive officer is entitled to receive an immediate cash payment of certain accrued obligations, including:

•	base salary through the date of termination, to the extent not paid;

•	any accrued, but unused, vacation pay; and

•	any unreimbursed business expenses.

These payments and benefits are in addition to any regular retirement benefits that the named executive officers are entitled to receive under our 401(k) plan and under our Deferred Compensation Plan.

Jeffrey A. Weiss

The following describes the potential payments to Mr. Weiss upon a termination of employment or change of control pursuant to the terms of his employment agreement. Except as noted below, the terms described reflect both the terms of the 2009 Weiss Agreement, which was in effect as of June 30, 2011, and the 2011 Weiss Agreement, which is currently in effect.

Termination Without “Cause” or Resignation for “Good Reason.” Under the terms of his employment agreement, Mr. Weiss may be terminated by us without “cause” or he may resign for “good reason.”

Mr. Weiss’ employment may be terminated by us for “cause” upon the occurrence of any of the following: (i) his willful and continued failure to substantially perform his material duties for us; (ii) his conviction of, or entry of a plea of guilty or nolo contendere to (A) a felony (other than a minor traffic violation) or (B) a crime involving moral turpitude; or (iii) his willful gross neglect in carrying out his employment duties which causes material harm to us or our business or his willful and material misconduct relating to our business.

Mr. Weiss may resign for “good reason,” after providing us with 30 days’ written notice of his intention to do so, upon the occurrence of any of the following: (i) any material diminution in his authorities, titles or offices; (ii) any change in the reporting structure so that Mr. Weiss reports to someone other than our board of directors as Chief Executive Officer or to the board of Dollar Financial Group, Inc., which we refer to in this proxy statement as DFG, as Chief Executive Officer of DFG; (iii) any material diminution in his base salary, target bonus opportunity, maximum bonus opportunity, or LTIP award opportunity; (iv) failure to appoint or re-elect Mr. Weiss as a member of our board of directors and the board of directors of DFG and as our Chief Executive Officer or the Chief Executive Officer of DFG, or removal of Mr. Weiss from any such position; (v) failure of Mr. Weiss to be our (including DFG) sole senior most executive officer or, following a change in control, his failure to be a member of the board of directors and the chief executive officer of the successor entities; (vi) any material breach of the employment agreement committed by us, DFG or any of our affiliates; or (vii) the dissolution or liquidation of us or DFG or any failure by us or DFG to obtain the assumption in writing of its obligation to perform his employment agreement by any successor to all or substantially all of its assets at the time of any merger, consolidation, sale or similar transaction, except where such assumption occurs by operation of law.

Upon a termination of employment by us without “cause” or as a result of Mr. Weiss’ resignation for “good reason,” Mr. Weiss will be entitled to the following payments and/or benefits:

•

continuation of his base salary as in effect at the time of termination, for a period of 24 months following termination of employment, payable in bi-weekly installments, the amount of which we refer to as Mr. Weiss’ base severance;

•	two times his annual target bonus, payable in 24 equal monthly installments, the amount of which we refer to as Mr. Weiss’ bonus severance;

•	a pro-rata portion of his target annual bonus with respect to the fiscal year during which the termination of Mr. Weiss’ employment occurs, with such amount payable in a lump sum;

•

contribution by us to the cost of coverage under our group health plan for a period of 24 months or, if shorter, the maximum period of time allowable under COBRA. In the event Mr. Weiss’ eligibility for COBRA coverage expires sooner than 24 months following the termination of his employment, we will make payments to him, on an after-tax basis, of an amount equal to the premium we would have otherwise contributed to COBRA coverage had he been eligible for the entire 24-month period;

•

accelerated vesting of his outstanding equity awards, cash awards and plan awards (as further described below) and, if applicable, the equity component of such awards will remain exercisable for a period ending on the sooner of (i) 24 months following his termination of employment, (ii) the latest date the award would have expired by its original terms if he had remained employed with us or (iii) the 10th anniversary of the original date of grant of the award, and, under the 2009 Weiss Agreement, any cash award would have been paid within thirty (30) days following such termination;

•

(i) any unpaid annual bonus with respect to any fiscal year which ended prior to the termination date to which Mr. Weiss is entitled; (ii) any unpaid reimbursement or payment due on or prior to the date of termination related to car allowances, employee benefits or LTIP awards to which Mr. Weiss is entitled; (iii) any unpaid right, payment or benefit that accrued or became due to Mr. Weiss prior to the termination date related to retirement benefits, the capstone award, LTIP awards or pursuant to any of our or our affiliates’ applicable plans, programs, policies or arrangements in which Mr. Weiss participated as of the termination date; and (iv) any right, payment or benefit due or that becomes payable pursuant to his employment agreement related to Section 280G of the Code, indemnification, or attorneys’ fees and expenses, which we collectively refer to as the accrued and other obligations;

•

pursuant to the 2011 Weiss Agreement, any unpaid portion of the $2,000,000 supplemental bonus will become fully vested and shall be immediately payable (and, for purposes of determining the amount of the supplemental bonus payable, all applicable performance goals shall be deemed fully achieved at targeted levels), and if granted and outstanding, the supplemental restricted stock unit award will become fully vested and the shares (or, if applicable, cash) underlying the supplement restricted stock unit award shall be immediately deliverable.

Under the 2009 Weiss Agreement, but not the 2011 Weiss Agreement, if Mr. Weiss was employed by us as of June 30 of each year during the term of the agreement, Mr. Weiss was entitled to receive an award equal to 200% of his base salary for such completed fiscal year that is payable one-half in cash, which we refer to as the cash awards, and one-half in a combination of restricted stock units, non-qualified stock options and cash, which we refer to as the plan awards. Each cash award was payable upon (i) the appointment by our board of directors of Mr. Weiss’ permanent successor as Chief Executive Officer of the Company, (ii) in a given year if our board of directors concludes, in its reasonable discretion, that satisfactory progress has been achieved by Mr. Weiss in planning for the succession of his Chief Executive Officer position, or (iii) upon a change of control, in each case subject to the condition that Mr. Weiss had remained continuously employed by us through such date.

The 2009 Weiss Agreement, but not the 2011 Weiss Agreement, also provided that, if (i) Mr. Weiss’ successor as our permanent Chief Executive Officer was appointed by our board of directors prior to June 30, 2012 or (ii) Mr. Weiss’ employment is terminated by us without “cause” or as a result of Mr. Weiss’ resignation for “good reason” prior to June 30, 2012, and provided that he had remained continuously employed by us through such date, Mr. Weiss was entitled to receive payment, on the date such successor is appointed by our board of directors or on the date of termination, as applicable, of the amount of the cash awards to which Mr. Weiss would have otherwise been entitled to receive under the terms of his employment agreement had he remained employed by us through June 30, 2012. Each plan award would have been apportioned between restricted stock units, non-qualified stock options and cash in the same proportion as other members of our management that participate in our LTIP. If (i) Mr. Weiss’ successor as our permanent Chief Executive Officer was appointed by our board of directors prior to June 30, 2012 or (ii) Mr. Weiss’ employment was terminated by us without “cause” or as a result of Mr. Weiss’ resignation for “good reason” prior to June 30, 2012, and provided that he had remained continuously employed by us through such date, Mr. Weiss is entitled to receive the pro rata portion of the plan awards that would have been granted had he remained employed by us until the end of the fiscal year that includes the date such successor is appointed by our board of directors or the date of termination, as applicable. The equity component of such plan awards would remain exercisable for a period ending on the sooner of (i) 24 months following his termination of employment, (ii) the latest date upon which the award would have expired by its original terms if he had remained employed with us or (iii) the 10th anniversary of the original date of grant of the award. The plan awards vest as described above in the discussion of our LTIP awards; provided, however, that all outstanding awards will vest immediately upon a change in control. See “— Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table — Jeffrey A. Weiss – 2009 Weiss Agreement” above.

Upon the termination of his employment, Mr. Weiss will be entitled to receive pursuant to the terms of his employment agreement a capstone award in the form of a lump-sum payment on the first business day of the calendar month following the qualified termination event in an amount equal to the actuarial equivalent of an annual benefit of $300,000 payable to Mr. Weiss in equal monthly installments during his lifetime commencing on such payment date and a $150,000 per year survivor benefit payable on his subsequent death to his surviving spouse for her lifetime. Mr. Weiss will also be entitled to receive an incremental capstone award in the form of a lump-sum payment in an amount equal to the actuarial equivalent of an annual benefit of $75,000 payable to Mr. Weiss in equal monthly installments during his lifetime commencing on the first business day of the calendar month following the qualified termination event and a $37,500 per year survivor benefit payable on his subsequent death to his surviving spouse for her lifetime. $1,000,000 of such lump sum would have been payable on the first anniversary of such qualified termination of Mr. Weiss’ employment by us, with the remaining balance being paid on the first business day of the calendar month that follows the first anniversary of such termination event.

Death or Disability.    In the event that Mr. Weiss’ employment with us terminates due to his death or disability, he will be entitled to the same payments and/or benefits described above under “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’” as if such termination for death or disability was without “cause” or for “good reason”, except that he will not be entitled to receive base severance or bonus severance.

Retirement.    Under the terms of his employment agreement, Mr. Weiss may terminate his employment by reason of “retirement”, which is defined in his employment agreement as the voluntary termination by Mr. Weiss of his employment before June 30, 2012 or the termination by us of Mr. Weiss’ employment for “cause” before June 30, 2014, or “delayed retirement”, which is defined in his employment agreement as the voluntary termination by Mr. Weiss of his employment after June 30, 2012 or the termination by us of Mr. Weiss’ employment for any reason after June 30, 2014.

In the event of Mr. Weiss’ retirement or delayed retirement, Mr. Weiss will be entitled to the following payments and/or benefits:

•

contribution by us to the cost of coverage under our group health plan for a period of 24 months or, if shorter, the maximum period of time allowable under COBRA. In the event Mr. Weiss’ eligibility for COBRA coverage expires sooner than 24 months following the termination of his employment, we will make payments to him, on an after-tax basis, of an amount equal to the premium we would have otherwise contributed to COBRA coverage had he been eligible for the entire 24-month period;

•

a pro-rata portion of his target annual bonus with respect to the fiscal year during which the termination of Mr. Weiss’ employment occurs (determined assuming he met any personal or subjective performance objectives at no less than target), with such amount payable in a lump sum;

•

Mr. Weiss’ equity awards, other than those awards granted pursuant to the 2009 Weiss Agreement and 2011 Weiss Agreement, held at the date of termination will immediately become fully vested and, if applicable, remain exercisable for the period ending on the sooner of (i) twenty four (24) months from the termination date, (ii) the latest date upon which the equity award would have expired by its original terms if Mr. Weiss remained employed with us or (iii) the 10th anniversary of the original date of grant of the equity award; and

•	the accrued and other obligations described under “— Termination Without ‘Cause’ or ‘Resignation for Good Reason’” above.

In the case of Mr. Weiss’ delayed retirement, he will become entitled to his incremental capstone award on the terms described under “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’” above, and immediate vesting of any outstanding plan awards under the 2009 Weiss Agreement held by him as of the termination date and such awards, as applicable, will remain exercisable for the period ending on the sooner of (i) twenty four (24) months from the termination date, (ii) the latest date upon which the award would have expired by its original terms if Mr. Weiss remained employed with us or (iii) the 10th anniversary of the original date of grant of the award.

Change in Control.    In the event of a “change in control,” any plan awards granted to Mr. Weiss pursuant to the 2009 Weiss Agreement and outstanding at the time of a “change in control” will become immediately vested and Mr. Weiss will be entitled to receive payment of the capstone award and the incremental capstone award. In addition, in the event Mr. Weiss’ employment is terminated by us without “cause,” or if he resigns for “good reason,” within 24 months following a “change in control,” he will be entitled to receive the same payments and/or benefits described above under “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’”“ as if such termination was without “cause” or for “good reason,” except that he will not be entitled to receive base severance or bonus severance, and instead, he will receive an amount equal to two times his base salary and target bonus at the time of termination, payable in a lump sum within 60 days following such termination.

The “change in control” provisions of Mr. Weiss’ employment agreement will be triggered upon the first to occur of:

•	a sale or transfer of substantially all of our assets or the assets of DFG in any transaction or series of related transactions (other than sales in the ordinary course of business);

•

any person becoming a beneficial owner of twenty five percent (25%) or more of our voting securities except as a result of (i) any acquisition of the voting securities by us or DFG or (ii) any acquisition of our voting securities directly from us or DFG, as authorized by our board of directors;

•

any sale or series of sales of shares of our capital stock by the holders thereof which results in any person or group of affiliated persons owning capital stock holding twenty five percent (25%) or more of the voting power of DFG at the time of such sale or series of sales;

•

if after the effective date of the employment agreement, the individuals who, at the beginning of such period, constitute our board of directors, cease for any reason to constitute at least a majority of our board of directors, unless the election or nomination for election of each director who is not a director on the effective date of the employment agreement was approved by a vote of no less than two-thirds (2/3) of the directors then still in office who are directors on the date hereof or are new directors approved by such vote;

•

any merger, consolidation or reorganization to which either we or DFG is a party, except for an internal reorganization or a merger, consolidation or reorganization in which we are the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of our outstanding common stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of our voting power;

•	a liquidation, dissolution or winding up of either us or DFG; or

•	if our common stock is no longer publicly traded on a major United States stock exchange such as the New York Stock Exchange or Nasdaq.

In addition to the benefits described above, in the event that it is determined that any payment by us to or for the benefit of Mr. Weiss would be a so-called “golden parachute payment” and, therefore, result in the imposition on Mr. Weiss of an excise tax under Section 4999 of the Code, Mr. Weiss shall receive a payment sufficient to place him in the same after tax position as if no excise tax had been imposed. We refer to this payment as the parachute gross-up payment. However, if the imposition of the excise tax could be avoided by the reduction of payments due to Mr. Weiss by an amount of 10% or less, then the total of all such payments will be reduced to an amount $1.00 below the amount that would otherwise cause an excise tax to apply, and no parachute gross-up payment will be made.

Mr. Weiss is bound by certain non-competition and non-solicitation covenants which extend for a period of 24 months following termination of employment. Additionally, in order to receive any severance or termination payments or benefits described above, Mr. Weiss is required to execute and deliver a general release of claims against us.

Assuming one of the following events occurred on June 30, 2011, Mr. Weiss’ payments and benefits have an estimated value of:

	Salary Continuation		Bonus		Change in Control Severance		Pro-Rata Annual Bonus, Cash Award and Plan Award		Capstone Award(1)		Welfare Benefit Continuation		Value of Options Subject to Acceleration		Value of Restricted Stock and Restricted Stock Units Subject to Acceleration		Cash Portion of Plan Award Subject to Acceleration		Parachute Gross-up Payment
Termination For Cause or Voluntary Resignation (without Good Reason)	—		—		—		—		—		—		—		—				—
Termination Without Cause or Voluntary Resignation for Good Reason	$1,970,000	(2)	$2,462,500	(3)	—		$5,171,250	(4)	$5,845,905	(5)	$22,419	(6)	$672,772	(10)	$2,212,673	(7)	$262,667	(11)	—
Termination Without Cause or Voluntary Resignation for Good Reason Following a Change in Control	—		—		$4,432,500	(8)	$5,171,250	(4)	—		$22,419	(6)	$672,772	(10)	$2,212,673	(7)	$262,667	(11)	$2,964,212
Payment Upon a Change in Control(9)	—		—		—		—		$5,845,905	(5)	—		—		—				—
Death	—		—		—		$5,171,250	(4)	$3,537,025	(5)	$22,419	(6)	672,772	(10)	$2,212,673	(7)	$262,667	(11)	—

Disability	—		—		—		$5,171,250	(4)	$5,845,905	(5)	$22,419	(6)	672,772	(10)	$2,212,673	(7)	$262,667	(11)	—

(1)	On the earliest to occur, if any, of (i) the date that Mr. Weiss’ employment is terminated by reason of “retirement” or “delayed retirement”; (ii) the date Mr. Weiss’ employment is terminated by us without “cause” or Mr. Weiss resigns for “good reason”; (iii) the date that Mr. Weiss’ employment terminates by reason of his disability; or (iv) the date that a “change in control” occurs during the term of his employment agreement, Mr. Weiss will be entitled to commence receiving payments due pursuant to his capstone award. Mr. Weiss will be entitled to commence receiving payments due pursuant to his incremental capstone award on each of the dates mentioned above, with the exception of retirement, in which case Mr. Weiss will not be entitled to receive an incremental capstone award.

(2)	This amount represents the continuation of Mr. Weiss’ base salary for 24 months and is payable over a 24 month period.

(3)	This amount represents two times Mr. Weiss’ annual target bonus and is payable over a 24 month period.

(4)	This amount represents the annual target bonus of $1,231,250, the cash award of $2,955,000 and the plan award of $985,000 payable to Mr. Weiss. Because we are assuming that his termination of employment occurred on the last business day of our fiscal year, the amount above does not reflect any pro-ration that would occur in the event his employment was terminated at an earlier time during the fiscal year.

(5)	This amount represents the actuarial present value of Mr. Weiss’ capstone award and incremental capstone award as of June 30, 2011 as if Mr. Weiss , or in the case of his death, his surviving spouse, had received his lump sum payment on the first business day of the calendar month following such date.

(6)	This amount represents our portion of the premium payments for 24 months of health coverage.

(7)	This amount represents the value of unvested grants of an aggregate of 102,202 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011.

(8)	This amount represents two times Mr. Weiss’ base salary and annual target bonus and is payable in a lump sum.

(9)	Mr. Weiss will be entitled to receive his capstone award upon a change in control. For a discussion of other payments to be received by Mr. Weiss in the event of his termination without “cause” or resignation for “good reason” following a change in control, see the preceding row of this table.

(10)	This amount represents the value of unvested stock options to purchase an aggregate of 60,219 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011. All unvested stock options were “in the money” based on $21.65, the closing price of our common stock on June 30, 2011.

(11)	This amount represents the value of the unvested cash component of Mr. Weiss’ plan award.

Randy Underwood

The following describes the potential payments to Mr. Underwood upon a termination of employment or change of control pursuant to the terms of his employment agreement. Except as noted below, the terms described reflect both the terms of the 2010 Underwood Agreement, which was in effect as of June 30, 2011, and the 2011 Underwood Agreement, which is currently in effect.

Termination Without “Cause” or Resignation for “Good Reason.”    Under the terms of his employment agreement, Mr. Underwood may be terminated by us without “cause” or he may resign for “good reason.

Mr. Underwood’s employment may be terminated by us for “cause” upon the occurrence of any of the following: (i) a material breach of any promise or obligation imposed under his employment agreement; (ii) material acts of embezzlement or misappropriation of funds; (iii) a serious breach of his fiduciary obligations; (iv) his conviction of a felony, plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude; (v) his willful unauthorized disclosure of confidential information; (vi) an intentional violation of any of our rules, regulations or policies; (vii) any willful act materially adverse to our interests or that is reasonably likely to result in material harm to us or to bring us into disrepute; or (viii) engaging in behavior that would constitute grounds for liability for harassment or other egregious conduct that violates laws governing the workplace.

Mr. Underwood may resign for “good reason” upon the occurrence of any of the following: (i) any failure by us to pay the compensation and benefits provided under his employment agreement or any other material breach by us of any provision of his employment agreement, after written notice by Mr. Underwood to cure such failure or breach, and failure by us to cure, within a period of fifteen (15) days following such written notice; (ii) any material adverse change in his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by us made without his permission after written notice by Mr. Underwood to cure such material adverse change and failure by us to cure, within a period of fifteen (15) days following such written notice which results in: (A) a diminution in any material respect in his position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) days, such that it constitutes an effective demotion or (B) relocation of his regular work address to a location more than thirty (30) miles from his location at the effective date of the employment agreement; or (iii) our failure to include him under any applicable directors’ and officers’ insurance policy provided by us after receiving written notice by Mr. Underwood and our continued failure to cure.

Upon a termination of employment by us without “cause” or a resignation by Mr. Underwood for “good reason,” Mr. Underwood will be entitled to the following payments and/or benefits:

•	continuation of his base salary as in effect at the time of termination for a period of 12 months, payable in bi-weekly installments, the amount of which we refer to as his base severance;

•	an amount equal to the average of the annual bonuses he received for the prior two years, payable in 12 equal monthly installments, the amount of which we refer to as his bonus severance;

•	contribution by us to the cost of continued coverage under our group health plan for a period of 12 months;

•

continued payment by us (or reimbursement by us) of life, disability insurance and other benefit programs that were in effect at the time of his termination for a period of 12 months. In addition, we will continue to pay for his car lease/allowance payment for 12 months;

•

continued payment by us (or reimbursement by us) of fringe benefits consisting of a housing allowance of $3,000 per month for a period of 12 months or such shorter time as required by applicable law, but only to the extent such payment is without any material adverse tax or financial accounting or reporting consequences to us;

•

all vested stock option awards will remain exercisable for a period ending on the sooner of (i) 12 months following his termination of employment, (ii) the latest date the equity award would have expired by its original terms if he had remained employed with us or (iii) the 10th anniversary of the original date of grant of the equity award;

•	retiree medical coverage, with survivor benefits, under our retiree medical plan as then in effect, commencing 12 months after his termination or resignation;

•

(i) any unpaid annual cash bonus payable pursuant to with respect to any fiscal year which ended prior to Mr. Underwood’s termination; (ii) any reimbursement or payment due to Mr. Underwood prior to his termination that remains unpaid relating to deferred compensation, car allowance or other fringe benefits; (iii) any right, payment or benefit that accrued or became due to Mr. Underwood prior to his termination which remains unpaid related to his retention bonus, LTIP awards, or pursuant to any of our or our affiliates’ applicable plans, programs, policies or arrangements in which Mr. Underwood participated as of his termination date; and (iv) any right, payment or benefit due or that becomes payable to Mr. Underwood related to Section 280G of the Code, indemnification or attorneys’ fees and expenses; and

•

pursuant to the 2011 Underwood Agreement, any unpaid portion of the $1,500,000 supplemental bonus will become fully vested and shall be immediately payable (and, for purposes of determining the amount of the supplemental bonus payable, all applicable performance goals shall be deemed fully achieved at targeted levels).

Upon the termination of his employment for any reason, Mr. Underwood will be entitled to receive an annual retention bonus at the rate of $150,000 per year. Mr. Underwood’s annual retention bonus is payable to him in equal monthly installments during his lifetime (and, upon his death, if Mr. Underwood has remained married to his spouse through the date of his death, his spouse will be entitled to receive an annual benefit of $75,000 payable in equal monthly installments during her lifetime). Mr. Underwood will be entitled to receive the annual retention bonus commencing the first month following the termination date.

Upon certain qualifying terminations of his employment prior to December 31, 2012, including a termination of his employment by us without “cause” or as a result of Mr. Underwood’s resignation for “good reason,” or upon the termination of his employment for any reason on or after December 31, 2012, Mr. Underwood will also be entitled to receive an incremental retention bonus. Mr. Underwood’s incremental retention bonus is an annual benefit of $50,000 payable to Mr. Underwood in equal monthly installments during his lifetime (and, upon his death, if Mr. Underwood has remained married to his spouse through the date of his death, in which case his spouse will be entitled to receive an annual benefit of $25,000 payable in equal monthly installments during her lifetime). Mr. Underwood will be entitled to receive the incremental retention bonus commencing the first month after the expiration of the 12 month period during which Mr. Underwood would be entitled to receive his base severance and his bonus severance, except in the event Mr. Underwood’s employment terminates for any reason on or after December 31, 2012, in which event payments will commence the month following the termination date.

Death or Disability.    In the event that Mr. Underwood’s employment terminates due to his death or disability, he will be entitled to receive the same benefits described above under “— Termination Without ‘Cause’ or Resignation for ‘Good Reason,’” provided, that in the event of his death, his retention bonus, incremental retention bonus and retiree medical benefits shall commence in the month following his death, and in the event of his disability, his retention bonus and incremental retention bonus shall commence in the month following his termination by reason of disability and his retiree medical benefits shall commence 12 months after termination by reason of disability.

Termination after June 30, 2011 and December 31, 2012.    Under the terms of his employment agreement, if Mr. Underwood’s employment is terminated for any reason after June 30, 2011, he will be entitled to receive the retention bonus and retiree medical benefits as described above in “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’” commencing in the month following his termination of employment. If Mr. Underwood’s employment is terminated for any reason after December 31, 2012, he will also be entitled to receive the incremental retention bonus described above in “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’” commencing in the month following his termination of employment.

Termination Following a Change in Control.    In the event Mr. Underwood’s employment is terminated by us without “cause” or he resigns for “good reason” within 18 months following a “change in control,” he will be entitled to receive the same benefits described above under “— Termination without ‘Cause’ or Resignation for ‘Good Reason,’” except that he will receive his base severance for a period of 18 months and his bonus severance will be increased by 50% and will be payable over an 18 month period. In addition, the vesting of any unvested non-equity based LTIP awards will be accelerated upon his termination, and with respect to any equity awards: (i) to the extent that Mr. Underwood has received or is eligible to receive any equity awards that are not fully exercisable and vested as of the termination date, such equity awards will become fully vested as of the day immediately prior to the termination date and (ii) all such equity awards will thereafter become immediately exercisable for a period ending on the sooner of (A) 12 months following his termination of employment, (B) the latest date the equity award would have expired by its original terms if he had remained employed with us or (C) the 10th anniversary of the original date of grant of the equity award.

Retention Bonus, Incremental Retention Bonus and Retiree Medical Coverage Upon a Change in Control.    If the retention bonus or incremental retention bonus has commenced prior to a change in control, any unpaid retention bonus will be paid to Mr. Underwood or his surviving spouse, as applicable, in the form of an actuarially equivalent lump sum within 60 days following such change in control. If the annual retention bonus or incremental retention bonus has not commenced as of the date of the change in control, such benefits will be paid to Mr. Underwood or his surviving spouse, as applicable, in the form of an actuarially equivalent lump sum within 60 days following such change in control unless, with respect to the incremental retention bonus only, Mr. Underwood had previously terminated his employment without “good reason” or we had previously terminated his employment for “cause” and such prior termination had occurred prior to December 31, 2012. Upon a change in control, Mr. Underwood’s retiree medical coverage shall become non-forfeitable (to the extent it was not already).

The “change in control” provisions of Mr. Underwood’s employment agreement will be triggered upon the same events as described above with respect to Mr. Weiss.

Mr. Underwood is bound by certain non-competition and non-solicitation covenants which extend for a period of 24 months following termination of employment. Additionally, in order to receive any severance or termination payments or benefits described above, Mr. Underwood is required to execute and deliver a general release and non-disparagement agreement in a form prescribed by us.

Assuming one of the following events occurred on June 30, 2011, Mr. Underwood’s payments and benefits have an estimated value of:

	Salary Continuation		Bonus		Welfare Benefit Continuation		Retention Bonus and Incremental Retention Bonus		Retiree Medical Coverage		Value of Options Subject to Acceleration		Value of Restricted Stock Units Subject to Acceleration		Cash Portion of Plan Award Subject to Acceleration
Termination For Cause or Voluntary Resignation (without Good Reason)	—		—		—		—		—		—		—		—
Termination Without Cause or Voluntary Resignation for Good Reason	$505,000	(1)	$909,000	(2)	$94,364	(3)	$1,710,826	(4)	$8,935	(5)	—		—		—
Termination Without Cause or Voluntary Resignation for Good Reason following a Change in Control	$757,500	(6)	$1,363,500	(7)	$141,546	(8)	—		—		$765,846	(9)	$1,250,223	(10)	$281,253	(12)
Payment Upon a Change in Control(11)	—		—		—		$2,238,119	(4)	$8,935	(5)	—		—		—
Death	$505,000	(1)	$909,000	(2)	$94,364	(3)	$889,088	(4)	$8,935	(5)	—		—		—
Disability	$505,000	(1)	$909,000	(2)	$94,364	(3)	$1,710,826	(4)	$8,935	(5)	—		—		—

(1)	This amount represents the continuation of Mr. Underwood’s base salary for one year.

(2)	This amount represents the average of Mr. Underwood’s annual bonus payments for the prior two years.

(3)	This amount represents our portion of the premium payments for 12 months of health, life, and disability coverage and 12 months of Mr. Underwood’s monthly auto and housing allowance.

(4)	This amount represents the actuarial present value of Mr. Underwood’s Retention Bonus and Incremental Retention Bonus as of June 30, 2011 as if Mr. Underwood, or in the case of his death, his surviving spouse, had received his lump sum payment on the first business day of the calendar month following such date.

(5)	This amount represents the present value of our expenses for providing Mr. Underwood with retiree medical coverage.

(6)	This amount represents the continuation of Mr. Underwood’s base salary for 18 months.

(7)	This amount represents 1.5 times the average of Mr. Underwood’s annual bonus payments for the prior two years.

(8)	This amount represents our portion of the premium payments for 18 months of health, life, and disability coverage and 18 months of Mr. Underwood’s monthly auto and housing allowance.

(9)	This amount represents the value of unvested stock options to purchase an aggregate of 55,078 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011. The actual value realized will vary depending on the date the options are exercised.

(10)	This amount represents the value of unvested grants of an aggregate of 57,747 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011.

(11)	Mr. Underwood will be entitled to receive his annual retention bonus, incremental retention bonus and certain retiree medical benefits upon a change in control. For a discussion of other payments to be received by Mr. Underwood in the event of his termination without “cause” or resignation for “good reason” following a change in control, see the preceding line of this table.

(12)	This amount represents the value of the unvested cash component of Mr. Underwood’s LTIP awards.

Norman Miller

The following describes the potential payments to Mr. Miller upon a termination of employment or change of control pursuant to the terms of his employment agreement. Except as noted below, the terms described reflect both the terms of the 2008 Miller Agreement, which was in effect as of June 30, 2011, and the 2011 Miller Agreement, which is currently in effect.

Termination Without “Cause” or Resignation for “Good Reason.”    Under the terms of his employment agreement, Mr. Miller may be terminated by us without “cause” or he may resign for “good reason.”

Mr. Miller’s employment may be terminated by us for “cause” which is defined substantially as described above with respect to Mr. Underwood’s “cause” definition.

Mr. Miller may resign for good reason which is defined substantially as described above with respect to Mr. Underwood’s “good reason” definition.

Upon a termination of employment by us without “cause” or a resignation by Mr. Miller for “good reason,” Mr. Miller will be entitled to the following payments and/or benefits:

•	continuation of his base salary as in effect at the time of termination for a period of 12 months, payable in bi-weekly installments, the amount of which we refer to as his base severance;

•	an amount equal to the average of the annual bonuses he received for the prior two years’, payable in 12 equal monthly installments, the amount of which we refer to as his bonus severance;

•	contribution by us to the cost of continued coverage under our group health plan for a period 12 months;

•

continued payment by us (or reimbursement by us) of life, disability insurance and other benefit programs that were in effect at the time of his termination for a period of 12 months. In addition, we will continue to pay for his car lease/allowance payment for 12 months; and

•

all vested stock option awards will remain exercisable for a period ending on the sooner of (i) 12 months following his termination of employment, (ii) the latest date the equity award would have expired by its original terms if he had remained employed with us or (iii) the 10th anniversary of the original date of grant of the equity award;

•

(i) any unpaid annual cash bonus payable pursuant to with respect to any fiscal year which ended prior to Mr. Miller’s termination; (ii) any reimbursement or payment due to Mr. Miller prior to his termination that remains unpaid relating to deferred compensation, car allowance or other fringe benefits; (iii) any right, payment or benefit that accrued or became due to Mr. Miller prior to his termination which remains unpaid related to his LTIP awards, or pursuant to any of our or our affiliates’ applicable plans, programs, policies or arrangements in which Mr. Miller participated as of his termination date; and (iv) any right, payment or benefit due or that becomes payable to Mr. Miller related to Section 280G of the Code, indemnification or attorneys’ fees and expenses; and

•

pursuant to the 2011 Miller Agreement, any unpaid portion of the $1,500,000 supplemental bonus will become fully vested and shall be immediately payable (and, for purposes of determining the amount of the supplemental bonus payable, all applicable performance goals shall be deemed fully achieved at targeted levels).

Death or Disability.    In the event that Mr. Miller’s employment terminates due to his death or disability, he will be entitled to receive the same benefits described above under “— Termination Without ‘Cause’ or Resignation for ‘Good Reason’” above.

Termination Following a Change in Control.    In the event Mr. Miller’s employment is terminated by us without “cause” or he resigns for “good reason” within 18 months following a “change in control,” he will be entitled to receive the same benefits described above under “— Termination without ‘Cause’ or Resignation for ‘Good Reason,’” above, except that he will receive his base severance for a period of 18 months and his bonus severance will be increased by 50% and will be payable over an 18 month period. In addition, any unvested equity awards will be accelerated upon his termination and, if applicable, will remain exercisable for a period ending on the sooner of (i) 12 months following his termination of employment or (ii) the date the equity award would have expired by its original terms if he had remained employed with us.

The “change in control” provisions of Mr. Miller’s employment agreement will be triggered upon the same events as described above with respect to Mr. Weiss.

Mr. Miller is bound by certain non-competition and non-solicitation covenants which extend for a period of 24 months following termination of employment. Additionally, in order to receive any severance or termination payments or benefits described above, Mr. Miller is required to execute and deliver a general release and non-disparagement agreement in a form prescribed by us.

Assuming one of the following events occurred on June 30, 2011, Mr. Miller’s payments and benefits have an estimated value of:

	Salary Continuation		Bonus		Welfare Benefit Continuation		Value of Options Subject to Acceleration		Value of Restricted Stock Units Subject to Acceleration
Termination For Cause or Voluntary Resignation (without Good Reason)	—		—		—		—		—
Termination Without Cause or Voluntary Resignation for Good Reason	$505,000	(1)	$814,500	(2)	$23,209	(3)	—		—
Termination Without Cause or Voluntary Resignation for Good Reason following a Change in Control	$757,500	(4)	$1,221,750	(5)	$34,814	(6)	$765,846	(7)	$1,250,223	(8)
Death	$505,000	(1)	$814,500	(2)	$23,209	(3)	—		—
Disability	$505,000	(1)	$814,500	(2)	$23,209	(3)	—		—

(1)	This amount represents the continuation of Mr. Miller’s base salary for one year.

(2)	This amount represents the average of Mr. Miller’s annual bonus payments for the prior two years.

(3)	This amount represents our portion of the premium payments for 12 months of health, life and disability coverage and 12 months of Mr. Miller’s monthly auto allowance.

(4)	This amount represents the continuation of Mr. Miller’s base salary for 18 months.

(5)	This amount represents 1.5 times the average of Mr. Miller’s annual bonus payments for the prior two years.

(6)	This amount represents our portion of the premium payments for 18 months of health, life and disability coverage and 18 months of Mr. Miller’s monthly auto allowance.

(7)	This amount represents the value of unvested stock options to purchase an aggregate of 55,078 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011. The actual value realized will vary depending on the date the options are exercised.

(8)	This amount represents the value of unvested grants of an aggregate of 57,757 shares of our common stock, based on $21.65, the closing price of our common stock on June 30, 2011.

Sydney Franchuk

Termination Without “Cause” or Resignation For Good Reason. Under the terms of his employment agreement, Mr. Franchuk may be terminated by us without “cause” upon us giving Mr. Franchuk 12 months notice or he may resign for good reason.

Although not specifically defined in his employment agreement, we may terminate Mr. Franchuk’s employment for “cause” at any time for any just cause permitted by law, without notice.

Mr. Franchuk may resign for “good reason” upon the occurrence of any of the following: (i) a willful material breach by us of any provision of his employment agreement; (ii) a material adverse change in Mr. Franchuk’s duties, responsibilities or salary; (iii) relocation of Mr. Franchuk’s regular work address to a location more than 30 miles from his location at the commencement of his employment agreement; or (iv) failure by us to include Mr. Franchuk under any directors and officers liability insurance that we maintain for our officers and directors, provided that such failure is not remedied within 30 days of written notice of such default by Mr. Franchuk to us.

We may terminate Mr. Franchuk without “cause” upon us giving Mr. Franchuk 12 months notice. On September 27, 2011, we notified Mr. Franchuk that we had elected pursuant to the terms of his employment agreement to terminate his employment effective September 30, 2012. At our option, we may pay compensation to Mr. Franchuk in lieu of all or part of such twelve month notice period consisting of the following:

•	continuation of his base salary as in effect at the time of termination for the completion of such twelve month period, payable in accordance with our normal payroll practices; and

•	continuation of certain welfare benefits.

Mr. Franchuk will also be entitled to the above compensation for a 12 month period upon his resignation for “good reason.”

In addition, upon Mr. Franchuk’s termination without “cause” or resignation for “good reason”, he will be entitled to a pro rated bonus which shall be calculated comparing our actual results in the year in which the notice of termination is given including all months through to and including the month in which notice of termination is given plus the following twelve months to the applicable bonus targets for that time period.

Mr. Franchuk is bound by certain non-competition and non-solicitation covenants which extend for a period of 12 months following termination of employment. Additionally, in order to receive any severance or termination payments or benefits described above, Mr. Franchuk is required to execute and deliver a general release in a form acceptable to us.

Assuming one of the following events occurred on June 30, 2011, Mr. Franchuk’s payments and benefits have an estimated value of:

	Salary Continuation		Bonus	Welfare Benefit Continuation
Termination For Cause or Voluntary Resignation (without Good Reason)	—		—	—
Termination Without Cause Without Providing Twelve Months Notice or Voluntary Resignation for Good Reason	$414,800	(1)	—	$6,483	(2)

(1)	This amount represents the continuation of Mr. Franchuk’s base salary for twelve months.

(2)	This amount represents our portion of the premium payments for 12 months (i.e., the period of time remaining in his initial employment term) of health and life coverage.

Employee Benefit Plans

We believe our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate qualified employees, and encourages them to devote their best efforts to our business and financial success. The material terms of our equity incentive plans are described below.

2007 Equity Incentive Plan

Our 2007 Equity Incentive Plan, which we refer to as our 2007 plan, is intended to secure for us the benefits arising from stock ownership by selected key employees, directors, consultants and advisors as the human resources and compensation committee of our board may from time to time determine. Our board of directors adopted our 2007 plan on October 5, 2007, and our stockholders adopted our 2007 plan on November 15, 2007. The 2007 plan was subsequently amended on November 11, 2010 to increase the number of shares reserved for issuance under the plan. The following are the material terms of the 2007 plan:

Shares Subject to Plan.    10,500,000 shares of our common stock are reserved for issuance pursuant to the terms of the 2007 plan. The share reserve is reduced by 1.67 shares for each share that underlies an award granted under our 2007 plan on or after the date on which the amendment and restatement of our 2007 plan is approved by our stockholders for restricted stock, restricted stock units, performance awards or other awards under our 2007 plan for which the full value of such share is transferred by us to the award recipient. During fiscal 2011, our board approved the grant of 312,190 shares of restricted stock and restricted stock units and options to purchase 299,158 shares of common stock under the 2007 plan. Options to purchase 1,737,584 shares of our common stock granted under the 2007 plan were outstanding as of June 30, 2011. The number of shares reserved for issuance is generally subject to equitable adjustment upon the occurrence of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares, stock dividend or other similar corporate transaction or event.

Administration.    The 2007 plan is administered by the human resources and compensation committee as designated by our board or by our board. Each member of the human resources and compensation committee is a “nonemployee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code). The human resources and compensation committee or our board has authority to construe and interpret the 2007 plan and any awards made thereunder, to grant and determine the terms of awards and to make any necessary rules and regulations for the administration of the 2007 plan.

Eligibility.    Officers and employees, non-employee members of our board as well as independent consultants and contractors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the 2007 plan.

Type of Awards.    The 2007 plan permits the human resources and compensation committee of our board or our board to grant stock options, stock appreciation rights, stock awards, restricted stock units, performance awards or a combination thereof upon the terms and conditions determined by the administrators of the plan. Stock options may be incentive stock options or non-qualified stock options that do not qualify as incentive stock options.

Amendment and Termination.    Our board may amend or modify the 2007 plan at any time; provided, however, that stockholder approval will be required for any amendment which materially increases the number of shares of common stock authorized for issuance under the 2007 plan (other than in connection with certain changes to our capital structure), materially increases the benefits accruing to participants, materially expands the class of individuals eligible to participate in the 2007 plan, expands the types of awards which may be made under the 2007 plan or extends the term of the 2007 plan. Unless sooner terminated by our board, the 2007 plan will terminate on October 5, 2017.

Exercisability, Vesting and Price of Awards.    Stock options will vest at the times and upon the conditions that the human resources and compensation committee or board may determine, and the price at which shares, subject to the stock option may be purchased will be reflected in each particular stock option agreement. The stock purchase price, our right of repurchase, if any, and other conditions determined by the human resources and compensation committee or the board, will be reflected in each particular stock purchase right agreement. As a result of an amendment to the 2007 plan approved by our board of directors on June 27, 2011, each restricted stock, restricted stock units, performance awards or other awards under the 2007 plan for which the full value of such share is transferred by us to the award recipient is subject to at least one of the following forfeiture and restrictions and/or vesting conditions, which may in each case include the pro-rata lapsing of such restrictions and/or conditions over such applicable period: (i) if such award is subject to performance criteria, the vesting period must be at least one (1) year from the date of grant; or (ii) if such award is subject to a time-based vesting period, the vesting period must be at least three (3) years from the date of grant. Notwithstanding the foregoing, full value awards covering up to ten percent (10%) of the total number of shares that may be issued or delivered under the 2007 plan may be subject to a restricted period less than the periods described above.

Summary of 2005 Stock Incentive Plan

Shares Subject to Plan.    During fiscal 2011, our board of directors did not approve any grants of restricted stock, restricted stock units nor options to purchase shares of common stock under our 2005 stock incentive plan.

Administration.    Our 2005 stock incentive plan is administered by the human resources and compensation committee as designated by our board of directors. Each member of the human resources and compensation committee is a “nonemployee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code). The human resources and compensation committee has authority to construe and interpret our 2005 stock incentive plan and any awards made thereunder, to grant and determine the terms of awards and to make any necessary rules and regulations for the administration of our 2005 stock incentive plan.

Eligibility.    All of our and our subsidiaries directors, officers, employees, consultants and advisors are eligible to participate in our 2005 stock incentive plan.

Type of Awards.    Our 2005 stock incentive plan permits the human resources and compensation committee to grant stock options, stock purchase rights, shares of common stock, restricted stock units or a combination thereof upon the terms and conditions determined by the administrators of the plan. Stock options may be incentive stock options or non-qualified stock options that do not qualify as incentive stock options. Our board of directors amended and restated our 2005 equity incentive plan on June 28, 2007 to permit the issuance of restricted stock units under our 2005 equity incentive plan.

Amendment and Termination.    Our 2005 stock incentive plan may be amended or terminated by our board of directors, at any time, subject to approval by our stockholders where necessary to satisfy federal tax or other applicable laws or stock market requirements. Our 2005 stock incentive plan will terminate no later than ten years after its adoption.

Exercisability, Vesting and Price of Awards.    Stock options under our 2005 stock incentive plan will vest at the times and upon the conditions that the human resources and compensation committee may determine, and the price at which shares, subject to the stock option may be purchased will be reflected in each particular stock option agreement. The stock purchase price, our right of repurchase, if any, and other conditions determined by the human resources and compensation committee, will be reflected in each particular stock purchase right agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the last fiscal year, Messrs. Schwenke (Chairman), Kooper and McLaughlin served as members of our human resources and compensation committee. None of these individuals was at any time since July 1, 2010 or at any time prior thereto an officer or employee of ours. There are no compensation committee interlocks between us and any other entity involving us or such other entity’s executive officers or members of our board of directors.

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the audit committee has reviewed our audited financial statements for fiscal 2011, and discussed them with management and the independent registered public accounting firm (including discussions in executive sessions without the presence of management when appropriate), including the following aspects of the financial statements: (i) the quality, not just the acceptability, of their accounting principles; (ii) the reasonableness of the significant judgments reflected in the financial statements; and (iii) the clarity of their disclosures. The audit committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The audit committee has also received the written disclosures and the letters from our independent registered public accounting firm required by the Public Accounting Standards Board Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee has discussed with the independent registered public accounting firm their independence from us and our management. In addition, the audit committee has considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for fiscal 2011. The recommendation of the audit committee was accepted by our board of directors.

This report is made by the undersigned members of the Audit Committee.

David Jessick (Chairman)

John Gavin

Clive Kahn

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions during Fiscal 2011

Other than compensation agreements and other arrangements which are described in the “Director Compensation” and “Executive Officers and Executive Compensation” sections of this proxy statement and the transactions described below, during our last fiscal year, there was not, and there is not currently proposed, any transaction or series of transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

We believe that all of the transactions set forth below are on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Stockholders Agreement

We are a party to an amended and restated stockholders agreement with parties, including GS Mezzanine Partners, L.P., Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P. and GS Mezzanine Partners Offshore, L.P., which we refer to collectively in this proxy statement as GS, Ares Leveraged Investment Fund, L.P. and Ares Leveraged Investment Fund II, L.P., which we refer to together in this proxy statement as Ares, Green Equity Investors II, L.P., Jeffrey Weiss, Donald Gayhardt and C.L. and Sheila Jeffrey. Under the stockholders agreement, provisions relating to tag-along and first option rights, repurchase of shares, preemptive rights, drag-along rights and grants of proxy terminated in connection with our initial public offering in January 2005. Any stockholder party to the stockholders agreement owning 20% or more of the outstanding shares of our common stock has the right to demand that we file a registration statement under the Securities Act covering all or a portion of the shares of common stock that it holds. In addition, if we propose to register any common stock under the Securities Act (pursuant to a demand or otherwise) other than on a registration statement on Form S-4 or S-8, or in connection with an exchange offer, each stockholder that is party to the stockholders agreement, may elect to include in, or “piggyback” on, the registration of all or a portion of the shares of common stock that it holds. We would bear all registration expenses incurred in connection with these registrations. The stockholders would pay all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of their securities.

The stockholders agreement will terminate on November 13, 2013. To our knowledge, GS, Ares and Green Equity Investors II, L.P. do not own any shares of our common stock and, therefore, they no longer have rights under the stockholders agreement.

Our Policies Regarding Related Party Transactions

The audit committee of our board of directors reviews transactions where any of the following persons or entities is a party: (i) any executive officer or vice president or board member or board nominee or any immediate family member or affiliate of any of the foregoing; (ii) any five percent or more stockholder; or (iii) any entity in which any of the foregoing has a one percent or more ownership interest. Transactions subject to review may proceed if the audit committee finds that the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, and, to the extent they involve compensation, if they are approved by our human resources and compensation committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, board and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms furnished to us, or written representations that no annual statements of beneficial ownership of securities on Form 5 were required to be filed, we believe that during fiscal 2011 our officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except as follows: Messrs. Athas, Franchuk, Hibberd, Miller, Piccini, Sokolowski, Underwood and Weiss and Ms. Soper each did not timely file one Form 4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Ernst & Young LLP as our independent registered public accounting firm for fiscal 2012. Ernst & Young LLP was first engaged as our independent registered public accounting firm in 1990 and has audited our financial statements for fiscal 2011. Representatives of Ernst & Young LLP will be present at the annual meeting to make any statement they may desire and to respond to appropriate questions from stockholders.

Pre-Approval of Services

All services provided by Ernst & Young LLP were pre-approved by the audit committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The audit committee has adopted pre-approval policies and procedures for audit and non-audit services. The audit services provided by Ernst & Young LLP are approved in advance by the audit committee. Under its pre-approval policy, the audit committee has delegated authority to its chairman to pre-approve audit-related and non-audit services the cost of which will not exceed $50,000; provided, that the chairman is required to report any pre-approval decisions to the audit committee at its next meeting. Any services that exceed the pre-approved dollar limit require specific pre-approval by the audit committee. The engagement of Ernst & Young LLP for non-audit accounting and tax services is limited to circumstances where these services are considered to be integral to the audit services that Ernst & Young LLP provides or where there is another compelling rationale for using Ernst & Young LLP. All audit, audit-related and permitted non-audit services for which Ernst & Young LLP was engaged were pre-approved by the audit committee in compliance with applicable Securities and Exchange Commission requirements.

Fees to Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered to us or on our behalf by Ernst & Young LLP for the fiscal years ended on June 30, 2010 and June 30, 2011 are as follows:

	Fiscal 2010	Fiscal 2011
Audit Fees	$1,651,277	$1,590,076
Audit-Related Fees	$188,969	$270,718
Tax Fees	$258,804	$412,592
All Other Fees	—	—

Audit Fees.    Audit fees for fiscal 2010 and fiscal 2011 were for professional services rendered for the audits of our consolidated financial statements, review of the interim consolidated financial statements included in the quarterly reports, attestation services related to our internal controls over financial reporting for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and services that generally only the independent registered public accounting firm can reasonably provide, including statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Audit fees for fiscal 2011 also included professional services rendered in connection with our equity offering and in connection with our amended 2007 Equity Plan and related Form S-8 filing with the Securities and Exchange Commission. Audit fees for fiscal 2010 also included professional services rendered in connection with the offering of $600 million aggregate principal amount by our Canadian subsidiary of its 10.375% senior notes due 2016 and related Form S-4 filing with the Securities and Exchange Commission, and other fees related to our debt restructuring.

Audit-Related Fees.    During fiscal 2010 and fiscal 2011, there were no fees billed for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audits or reviews of our financial statements, the effectiveness of our internal control over financial reporting and the effectiveness of management’s assessment of our internal control over financial reporting, and are not reported under Audit Fees above. Audit related fees for fiscal 2010 and fiscal 2011 were related to the audit of our 401(k) plan and merger and acquisition due diligence services.

Tax Fees.    Tax fees for fiscal 2010 and fiscal 2011 were for compliance, tax advice, and tax planning.

All Other Fees.    There were no other fees paid for fiscal 2010 or fiscal 2011.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At our Annual Meeting, stockholders will elect two directors to hold office until our 2014 Annual Meeting of Stockholders. Nominees were recommended and approved for nomination by the corporate governance and nominating committee of our board of directors. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the two nominees recommended by our board of directors unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates.

If, for any reason, either nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our board of directors may reduce the number of directors. Our board of directors, however, has no reason to believe that either of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.

Directors

Each of Jeffrey A. Weiss and Ronald McLaughlin are being nominated for re-election to our board of directors, each to serve for a term through the 2014 Annual Meeting of Stockholders. We did not pay a fee to any third party to identify or evaluate any potential nominees. Please see the discussion under “Board of Directors” in this proxy statement for information concerning each of our nominees for director.

Required Vote

Directors are elected by a plurality of votes cast at the Annual Meeting.

The board of directors recommends a vote FOR the re-election of each of the nominated directors.

PROPOSAL NO. 2: ADVISORY VOTE RELATED TO EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Act, requires that our stockholders vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis”, our executive compensation programs are designed to attract, motivate, and retain our named executive officers, each of whom is critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Executive Compensation — Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2011 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on us, our board of directors or the Human Resources and Compensation Committee of our board of directors. Our board of directors and our Human Resources and Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the human resources and compensation committee of our board of directors will evaluate whether any actions are necessary to address those concerns.

The board of directors unanimously recommends a vote FOR the approval of the compensation of the named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

PROPOSAL NO. 3: ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As discussed in Proposal 2 in this proxy statement, our board of directors values the input of stockholders regarding the Company’s executive compensation practices. As contemplated by the Dodd-Frank Act, stockholders are also invited to express their views on how frequently advisory votes on executive compensation, such as Proposal 2, will occur. Stockholders may advise our board of directors on whether such votes should occur every year, every two years, or every three years, or may abstain from voting.

After careful consideration, our board of directors has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time because it recognizes the stability and consistency of our executive compensation practices while affording us with direct feedback on our compensation practices. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on our board of directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove our board of directors’ recommendation. Although non-binding, our board of directors and the Human Resources and Compensation Committee will carefully review the voting results. Notwithstanding our board of directors’ recommendation and the outcome of the stockholder vote, our board of directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

The board of directors unanimously recommends a vote FOR every three years as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2012.

In deciding to engage Ernst & Young LLP, our Audit Committee noted that there were no auditor independence issues raised with Ernst & Young LLP.

Our board of directors recommends that stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. This appointment will be submitted to our stockholders for ratification at the Annual Meeting. Although stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our board of directors has decided to afford our stockholders the opportunity to express their opinions on the matter of our independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of us and our stockholders. If our stockholders do not ratify the appointment, the audit committee will take that fact into consideration, together with such other facts as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Our Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP, as well as the fees charged by Ernst & Young LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with Ernst & Young LLP can be found in the following sections of this proxy statement: “Practice and Structure of the Board of Directors — Audit Committee” and “Report of the Audit Committee of the Board of Directors”. For additional information about Ernst & Young LLP see “Independent Registered Public Accounting Firm” elsewhere in this proxy statement.

Ratification of the appointment of Ernst & Young LLP requires the affirmative vote, affirmatively or negatively, of a majority of the votes cast on the matter.

The board of directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Proposals for Inclusion in Our 2012 Proxy Statement

Proposals of stockholders intended to be presented for consideration at our 2011 annual meeting of stockholders must be received by us no later than June 15, 2012 in order to be included in our 2012 proxy statement and form of proxy related to that meeting.

Proposals Not for Inclusion in Our Proxy Statement

If a stockholder intends to timely submit a proposal for action at our 2012 annual meeting of stockholders which is not required to be included in our 2012 proxy statement and form of proxy relating to that meeting, the stockholder must satisfy certain requirements set forth in our bylaws and deliver a written notice (as such term is defined in our bylaws) to our Secretary at the following address: DFC Global Corp., 1436 Lancaster Avenue, Suite 300, Berwyn, PA 19312 and in the manner set forth in the bylaws not later than the close of business on September 11, 2012 and not earlier than August 12, 2012; provided, however, if the 2012 annual meeting is held 30 days prior to, or 60 days after, the date of the 2011 annual meeting, a timely notice with respect to the meeting must be delivered not later than the close of business on the later of the (i) 60th day prior to the 2012 annual meeting or (ii) if the first public announcement of the date of the 2012 annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made.

OTHER BUSINESS

Our board of directors does not presently intend to bring any other business before the meeting, and, so far as is known to our board of directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 are being furnished with this proxy statement to stockholders of record as of the record date for the Annual Meeting, including the consolidated financial statements and footnotes and a list of exhibits, as filed with the Securities and Exchange Commission. Our Annual Report on Form 10-K is also available on our website at http://www.dfcglobalcorp.com/ir.

DFC GLOBAL CORP.

ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 10, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

DFC GLOBAL CORP.

The undersigned, revoking all previous proxies, hereby appoints Jeffrey A. Weiss and Randy Underwood, and each of them acting individually, with full power of substitution, as the proxy of the undersigned to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock of DFC Global Corp., a Delaware corporation (the “Company”), that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. (local time) on November 10, 2011, at The Boca Raton Bridge Hotel and at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

DFC GLOBAL CORP.

November 10, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2011:

The Notice of Annual Meeting, Proxy Statement and fiscal 2011 Annual Report to Stockholders are available on our website at http://www.dfcglobalcorp.com/ir

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20230403000000000000 6 111011

The Board of Directors of DFC Global Corp. recommends a vote FOR the following actions set forth below: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Class A Directors for Terms of Three Years:

NOMINEES:

FOR ALL NOMINEES

Jeffrey A. Weiss Ronald McLaughlin

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

FOR AGAINST ABSTAIN

2. Approve, by non-binding vote, the compensation of named executive officers as described in the proxy statement.

1 year 2 years 3 years ABSTAIN

FOR AGAINST ABSTAIN

3. To recommend, by non-binding vote the frequency of executive compensation votes to be every one, two or three years.

4. Ratification of Ernst & Young LLP as the Company’s independent registered accountants for the fiscal year ending June 30, 2012.

5. In their discretion to act on any other matter or matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS, THE 2011 PROXY STATEMENT AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDING JUNE 30, 2011 PRIOR TO THE EXECUTION OF THIS PROXY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

DFC GLOBAL CORP.

November 10, 2011 PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2011:

The Notice of Annual Meeting, Proxy Statement and fiscal 2011 Annual Report to Stockholders are available on our website at http://www.dfcglobalcorp/ir

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230403000000000000 6 111011

The Board of Directors of Dollar Financial Corp. recommends a vote FOR the following actions set forth below: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Class A Directors for Terms of Three Years:

NOMINEES: for all nominees Jeffrey A. Weiss

Ronald McLaughlin

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

2. Approve, by non-binding vote, the compensation of named executive officers as described in the proxy statement.

1	year 2 years 3 years ABSTAIN

FOR AGAINST ABSTAIN

3. To recommend, by non-binding vote the frequency of executive compensation votes to be every one, two or three years.

4. Ratification of Ernst & Young LLP as the Company’s independent registered accountants for the fiscal year ending June 30, 2012.

5. In their discretion to act on any other matter or matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS, THE 2011 PROXY STATEMENT AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDING JUNE 30, 2011 PRIOR TO THE EXECUTION OF THIS PROXY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.